As filed with the Securities and Exchange Commission on or about
December 15, 1995

                                        Securities Act Registration No. 33-70764
                                Investment Company Act Registration No. 811-8100

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
         Pre-Effective Amendment No.                             [ ]
                                     ------
         Post-Effective Amendment No.  5                         [X]
                                     ------
                                    and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
Amendment No.  6                                                 [X]
             ------
                      (Check appropriate box or boxes)

                           STRONG EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

        100 HERITAGE RESERVE
    MENOMONEE FALLS, WISCONSIN                                                      53051
(Address of Principal Executive Offices)                                          (Zip Code)

           Registrant's Telephone Number, including Area Code:  (414) 359-3400

                                THOMAS P. LEMKE
                        STRONG CAPITAL MANAGEMENT, INC.
                              100 HERITAGE RESERVE
                       MENOMONEE FALLS, WISCONSIN  53051
                    (Name and Address of Agent for Service)

                                   Copies to
                                SCOTT A. MOEHRKE
                              GODFREY & KAHN, S.C.
                             780 NORTH WATER STREET
                          MILWAUKEE, WISCONSIN  53202

       Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Securities Act of 1933; the Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1994 was filed on or about January 27, 1995.

       It is proposed that this filing will become effective (check appropriate box).

                 [ ]    immediately upon filing pursuant to paragraph (b) of
                        Rule 485
                 [X]    on December 29, 1995 pursuant to paragraph (b) of Rule
                        485
                 [ ]    60 days after filing pursuant to paragraph (a)(1)
                        of Rule 485
                 [ ]    on (date) pursuant to paragraph (a)(1) of Rule 485
                 [ ]    75 days after filing pursuant to paragraph (a)(2)
                        of Rule 485
                 [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

                 [ ]    this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------

                          STRONG EQUITY FUNDS, INC.

                            CROSS REFERENCE SHEET

                            FOR STRONG GROWTH FUND

        (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)


                                        CAPTION OR SUBHEADING IN PROSPECTUS OR
        ITEM NO. ON FORM N-1A             STATEMENT OF ADDITIONAL INFORMATION
        ---------------------           --------------------------------------

PART A - INFORMATION IN PROSPECTUS
1.  Cover Page                          Cover Page

2.  Synopsis                            Expenses; Highlights

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   Strong Growth Funds; Investment
                                        Objectives and Policies;
                                        Implementation of Policies and Risks;
                                        About the Funds - Organization

5.  Management of the Fund              About the Funds - Management;
                                        Financial Highlights

5A. Management's Discussion of Fund     *
    Performance

6.  Capital Stock and Other Securities  About the Funds - Organization, -
                                        Distributions and Taxes; Shareholder
                                        Manual - Shareholder Services

7.  Purchase of Securities Being        Shareholder Manual - How to Buy Shares,
    Offered                             - Determining Your Share Price,
                                        - Shareholder Services

8.  Redemption or Repurchase            Shareholder Manual - How to Sell
                                        Shares, - Detemining Your Share Price,
                                        - Shareholder Services

9.  Pending Legal Proceedings           Inapplicable


PART B - INFORMATION REQUIRED IN
    STATEMENT OF ADDITIONAL INFORMATION

10. Cover Page                          Cover page

11. Table of Contents                   Table of Contents

12. General Information and History     **

13. Investment Objectives and Policies  Investment Restrictions; Investment
                                        Policies and Techniques

14. Management of the Fund              Directors and Officers of the Funds

15. Control Persons and Principal       Principal Shareholders; Directors and
    Holders of Securities               Officers of the Funds; Investment
                                        Advisor, Subadvisor, and Distributor


                                                                     CAPTION OR SUBHEADING IN PROSPECTUS OR
        ITEM NO. ON FORM N-1A                                        STATEMENT OF ADDITIONAL INFORMATION
        ---------------------                                       --------------------------------------
16.  Investment Advisory and Other Services                     Investment Advisor, Subadvisor, and Distributor; About the Funds -
                                                                Management (in Prospectus); Custodian; Transfer Agent and
                                                                Dividend-Disbursing Agent; Independent Accountants; Legal
                                                                Counsel

17.  Brokerage Allocation and Other                             Portfolio Transactions and Brokerage
     Practices

18.  Capital Stock and Other Securities                         Included in Prospectus under the heading About the Funds -
                                                                Organization and in the Statement of Additional Information under the heading Shareholder Meetings

19.  Purchase, Redemption and Pricing
     of Securities Being Offered                                Included in Prospectus under the headings:  Shareholder Manual - How to Buy Shares, - Determining Your Share Price, - How to Sell
                                                                Shares, - Shareholder Services; and in the Statement of Additional
                                                                Information under the headings: Additional Shareholder
                                                                Information; Investment Advisor, Subadvisor, and Distributor; and
                                                                Determination of Net Asset Value

20.  Tax Status                                                 Included in Prospectus under the heading About the Funds -
                                                                Distributions and Taxes; and in the Statement of Additional
                                                                Information under the heading Taxes

21.  Underwriters                                               Investment Advisor, Subadvisor, and Distributor

22.  Calculation of Performance Data                            Performance Information

23.  Financial Statements                                       Financial Statements

*   Complete answer to Item is contained in Fund's Annual Report.
**  Complete answer to Item is contained in Fund's Prospectus.


                          STRONG EQUITY FUNDS, INC.

                            CROSS REFERENCE SHEET

                            FOR STRONG VALUE FUND

        (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)


                                                                CAPTION OR SUBHEADING IN PROSPECTUS OR
ITEM NO. ON FORM N-1A                                           STATEMENT OF ADDITIONAL INFORMATION
---------------------                                           --------------------------------------
PART A - INFORMATION REQUIRED IN PROSPECTUS
1.    Cover Page                                                Cover Page

2.    Synopsis                                                  Expenses

3.    Condensed Financial Information                           Inapplicable

4.    General Description of Registrant                         Strong Growth Funds; Investment Objective and
                                                                Policies; Implementation of Policies and Risks;
                                                                About the Funds -  Organization

5.    Management of the Fund                                    About the Funds - Management

5A.   Management's Discussion of Fund Performance               Inapplicable

6.    Capital Stock and Other Securities                        About the Funds -  Organization, - Distributions and
                                                                Taxes; Shareholder Manual - Shareholder Services

7.    Purchase of Securities Being Offered                      Shareholder Manual - How to Buy Shares,
                                                                - Determining Your Share Price, - Shareholder
                                                                Services

8.    Redemption or Repurchase                                  Shareholder Manual - How to Sell Shares,
                                                                - Determining Your Share Price, - Shareholder
                                                                Services

9.    Pending Legal Proceedings                                 Inapplicable

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10.   Cover Page                                                Cover page

11.   Table of Contents                                         Table of Contents

12.   General Information and History                           *

13.   Investment Objectives and Policies                        Investment Restrictions; Investment Policies and
                                                                Techniques

14.   Management of the Fund                                    Directors and Officers of the Funds

15.   Control Persons and Principal Holders of Securities       Principal Shareholders; Directors and Officers of the
                                                                Funds; Investment Advisor, Subadvisor, and Distributor


                                                                    CAPTION OR SUBHEADING IN PROSPECTUS OR
             ITEM NO. ON FORM N-1A                                   STATEMENT OF ADDITIONAL INFORMATION
             ---------------------                                  --------------------------------------
16.  Investment Advisory and Other Services                  Investment Advisor, Subadvisor, and Distributor;
                                                             About the Funds - Management (in Prospectus); Custodian; Transfer
                                                             Agent and Dividend-Disbursing Agent; Independent Accountants; Legal
                                                             Counsel

17.  Brokerage Allocation and Other Practices                Portfolio Transactions and Brokerage

18.  Capital Stock and Other Securities                      Included in Prospectus under the heading About the Funds - Organization and in the Statement of Additional Information under the heading
                                                             Shareholder Meetings

19.  Purchase,  Redemption and Pricing of Securities         Included in Prospectus under the headings: Shareholder Manual - How to
     Being Offered                                           Buy Shares, - Determining Your Share Price, - How to sell Shares, -
                                                             Shareholder Services; and in the Statement of Additional Information
                                                             under the headings: Additional Shareholder Information; Investment
                                                             Advisor, Subadvisor, and Distributor; and Determination of Net Asset
                                                             Value


20.  Tax Status                                              Included in Prospectus under the heading About the Funds -
                                                             Distributions and Taxes; and in the Statement of Additional
                                                             Information under the heading Taxes


21.  Underwriters                                            Investment Advisor, Subadvisor, and Distributor

22.  Calculation of Performance Data                         Performance Information

23.  Financial Statements                                    Inapplicable


*       Complete answer to Item is contained in the Fund's Prospectus.

                          STRONG EQUITY FUNDS, INC.

                            CROSS REFERENCE SHEET

                            STRONG SMALL CAP FUND

        (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).

                                                                CAPTION OR SUBHEADING IN PROSPECTUS OR
        ITEM NO. ON FORM N-1A                                     STATEMENT OF ADDITIONAL INFORMATION
        ---------------------                                   --------------------------------------
PART A - INFORMATION REQUIRED IN PROSPECTUS
1.   Cover Page                                            Cover Page

2.   Synopsis                                              Expenses

3.   Condensed Financial Information                       Inapplicable

4.   General Description of Registrant                     Investment Objective and Policies; Implementation of
                                                           Policies and Risks; About the Fund - Organization

5.   Management of the Fund                                About the Fund - Management

5A.  Management's Discussion of Fund Performance            Inapplicable

6.   Capital Stock and Other Securities                    About the Fund - Organization, - Distributions and
                                                           Taxes; Shareholder Manual - Shareholder Services

7.   Purchase of Securities Being Offered                  Shareholder Manual - How to Buy Shares,
                                                           - Determining Your Share Price, - Shareholder
                                                           Services

8.   Redemption or Repurchase                              Shareholder Manual - How to Sell Shares,
                                                           - Determining Your Share Price, - Shareholder
                                                           Services

9.   Pending Legal Proceedings                             Inapplicable

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page                                            Cover page

11.  Table of Contents                                     Table of Contents

12.  General Information and History                       *

13.  Investment Objectives and Policies                    Investment Restrictions; Investment Policies and
                                                           Techniques

14.  Management of the Fund                                Directors and Officers of the Fund

15.  Control Persons and Principal Holders of Securities   Principal Shareholders; Directors and Officers of the
                                                           Fund; Investment Advisor and Distributor

16.  Investment Advisory and Other Services                Investment Advisor and Distributor, About the Fund
                                                           - Management (in Prospectus); Custodian; Transfer
                                                           Agent and Dividend-Disbursing Agent; Independent
                                                           Accountants; Legal Counsel

17.  Brokerage Allocation and Other Practices              Portfolio Transactions and Brokerage



                                                                              CAPTION OR SUBHEADING IN PROSPECTUS OR
            ITEM NO. ON FORM N-1A                                              STATEMENT OF ADDITIONAL INFORMATION
            ----------------------                                            ---------------------------------------
18.  Capital Stock and Other Securities                      Included in Prospectus under the heading About the Fund -
                                                             Organization and in the Statement of Additional Information under the heading Shareholder Meetings

19.  Purchase, Redemption and Pricing of Securities          Included in Prospectus under the headings: Shareholder Manual - How to
     Being Offered                                           Buy Shares, - Determining Your Share Price, - How to Sell Shares, -
                                                             Shareholder Services, and in the Statement of Additional Information
                                                             under the headings: Additional Shareholder Information; Investment
                                                             Advisor and Distributor; and Determination of Net Asset Value

20.  Tax Status                                              Included in Prospectus under the heading About the Fund - Distributions and Taxes; and in the Statement of Additional Information under the heading Taxes

21.  Underwriters                                            Investment Advisor and Distributor

22.  Calculation of Performance Data                         Performance Information

23.  Financial Statements                                    Inapplicable


*       Complete answer to Item is contained in the Fund's Prospectus.

                              STRONG GROWTH FUNDS


STRONG VALUE FUND                                         STRONG FUNDS
STRONG OPPORTUNITY FUND                                  P.O. Box 2936
STRONG GROWTH FUND                          Milwaukee, Wisconsin 53201
STRONG COMMON STOCK FUND                     Telephone: (414) 359-1400
STRONG DISCOVERY FUND                        Toll-Free: (800) 368-3863
                                                        Device for the
                                                     Hearing-Impaired:
                                                        (800) 999-2780



   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. Five Strong Growth Funds are described in this Prospectus.


   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Funds, dated December 29, 1995, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number.


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    THE FUNDS MAY ENGAGE IN SUBSTANTIAL SHORT-TERM TRADING, WHICH MAY INCREASE A FUND'S EXPENSES. EACH FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN RESTRICTED SECURITIES. THESE INVESTMENT POLICIES INVOLVE SUBSTANTIAL RISK AND MAY BE CONSIDERED SPECULATIVE.

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    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  ----------------------------------------------------------------------------


                            Dated December 29, 1995


                             ---------------------

                               PROSPECTUS PAGE I-1

                              STRONG GROWTH FUNDS


   Strong Opportunity Fund, Inc., Strong Common Stock Fund, Inc., and Strong Discovery Fund, Inc. are separately incorporated, diversified, open-end management investment companies. The Strong Growth and Value Funds are diversified series of Strong Equity Funds, Inc., which is an open-end management investment company.



   STRONG VALUE FUND (the "Value Fund") seeks capital growth. The Fund invests primarily in equity securities, seeking through fundamental analysis, those companies whose share price does not fully reflect the value of the Company. While the Fund may invest in companies of any size, it currently emphasizes medium- to large-capitalization companies.


   STRONG OPPORTUNITY FUND (the "Opportunity Fund") seeks capital growth. The Fund invests at least 70% of its total assets in equity securities. It currently emphasizes medium-sized companies that the Fund's Advisor believes are under-researched and attractively valued.

   STRONG GROWTH FUND (the "Growth Fund") seeks capital growth. The Fund invests primarily in equity securities that the Fund's Advisor believes have above-average growth prospects.

   STRONG COMMON STOCK FUND (the "Common Stock Fund") seeks capital growth. The Fund invests at least 80% of its total assets in equity securities. It currently emphasizes small companies that the Fund's Advisor believes are under-researched and attractively valued. The Common Stock Fund is currently closed to new investors.


   STRONG DISCOVERY FUND (the "Discovery Fund") seeks capital growth. The Fund's Advisor seeks to identify emerging investment trends and attractive growth opportunities. While the Fund normally emphasizes equity investments, it also has the flexibility to invest in debt obligations and short-term fixed income securities.


                             ---------------------

                               PROSPECTUS PAGE I-2

                               TABLE OF CONTENTS


         EXPENSES.................................  I-4
         FINANCIAL HIGHLIGHTS.....................  I-5
         HIGHLIGHTS...............................  I-9
         INVESTMENT OBJECTIVES AND POLICIES....... I-10
             Comparing the Funds          ...  I-10
             Strong Value Fund...............  I-11
             Strong Opportunity Fund.........  I-11
             Strong Growth Fund..............  I-12
             Strong Common Stock Fund........  I-13
             Strong Discovery Fund...........  I-14
         IMPLEMENTATION OF POLICIES AND RISKS..... I-15
         ABOUT THE FUNDS.......................... I-22
         SHAREHOLDER MANUAL....................... II-1


   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Strong Growth Funds. This Prospectus does not constitute an offer to sell securities to any person in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                               PROSPECTUS PAGE I-3

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

            Sales Load Imposed on Purchases.............  NONE
            Sales Load Imposed on Reinvested
              Dividends.................................  NONE
            Deferred Sales Load.........................  NONE
            Redemption Fees.............................  NONE
            Exchange Fees...............................  NONE

   There are certain charges associated with retirement accounts and with certain other special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
  ----------------------------------------------------------------------------


                                                                      Total
                             Management        Other       12b-1    Operating
          Fund                  Fees         Expenses      Fees      Expenses
Value                            1.00%           .52%      NONE        1.52%
Opportunity                      1.00            .38       NONE        1.38
Growth                           1.00            .61       NONE        1.61
Common Stock                     1.00            .34       NONE        1.34
Discovery                        1.00            .46       NONE        1.46


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   From time to time, the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. Except for the Value Fund, the expenses specified in the table above are based on actual expenses incurred for the year ended December 31, 1994. Since the Value Fund is new and did not begin operations until December 29, 1995, the Other Expenses have been estimated. For additional information concerning fees and expenses, see "About the Funds - Management."


                             ---------------------

                               PROSPECTUS PAGE I-4

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
  ----------------------------------------------------------------------------


                                    Period (in years)
           Fund                1       3       5        10
Value                         $15     $48     $ --     $ --
Opportunity                    14      44       76      166
Growth                         16      51       88      191
Common Stock                   14      42       73      161
Discovery                      15      46       80      175


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   The Example is based on each Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.


                              FINANCIAL HIGHLIGHTS


   The following annual Financial Highlights for each of the Funds that has completed a fiscal year has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the fiscal year ended December 31, 1994 is included in the Annual Report of the Growth Funds that is contained in the Funds' Statement of Additional Information. The Financial Highlights for the Funds for the semiannual period ended June 30, 1995 are unaudited. The Financial Highlights for the Value Fund is not provided because it did not commence operations until December 29, 1995. The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in the Funds' Annual and Semiannual Reports. Additional information about each Fund's performance is contained in the Funds' Annual and Semiannual Reports, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.


                             ---------------------

                               PROSPECTUS PAGE I-5

                                                               STRONG OPPORTUNITY FUND
                      1995**       1994       1993       1992       1991       1990       1989       1988       1987       1986
                    ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD            $    27.71   $  28.23   $  24.70   $  21.24   $  16.29   $  19.21   $  16.90   $  15.87   $  15.99   $  10.00
INCOME FROM
  INVESTMENT
  OPERATIONS
  Net Investment
    Income                0.12       0.13       0.06       0.06       0.21       0.63       0.84       1.35       0.27       0.05
  Net Realized and
    Unrealized
    Gains (Losses)
    on Investments        3.80       0.76       5.10       3.62       4.93      (2.77)      2.31       1.23       1.65       5.94
                    ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL FROM
  INVESTMENT
  OPERATIONS              3.92       0.89       5.16       3.68       5.14      (2.14)      3.15       2.58       1.92       5.99
LESS DISTRIBUTIONS
  From Net
    Investment
    Income               (0.12)     (0.13)     (0.06)     (0.06)     (0.19)     (0.74)     (0.68)     (1.37)     (0.24)        --
  From Net Realized
    Gains                (0.18)     (1.28)     (1.57)     (0.16)        --      (0.04)     (0.16)        --      (1.80)        --
  From Capital              --         --         --         --         --         --         --      (0.18)        --         --
                    ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS      (0.30)     (1.41)     (1.63)     (0.22)     (0.19)     (0.78)     (0.84)     (1.55)     (2.04)        --
                    ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE,
  END OF PERIOD     $    31.33   $  27.71   $  28.23   $  24.70   $  21.24   $  16.29   $  19.21   $  16.90   $  15.87   $  15.99
                     =========   ========   ========   ========   ========   ========   ========   ========   ========    =======
Total Return            +14.4%      +3.2%     +21.2%     +17.4%     +31.7%     -11.3%     +18.5%     +16.5%     +11.9%     +59.9%
Net Assets, End of
  Period (In
  Thousands)        $1,089,763   $805,700   $443,503   $193,208   $159,667   $131,919   $205,043   $157,353   $153,573   $ 43,632
Ratio of Expenses
  to Average Net
  Assets                  1.4%*      1.4%       1.4%       1.5%       1.7%       1.7%       1.6%       1.6%       1.5%       1.7%
Ratio of Net
  Investment Income
  to Average Net
  Assets                  0.9%*      0.5%       0.2%       0.3%       1.1%       3.3%       4.3%       7.4%       1.7%       0.7%
Portfolio Turnover
  Rate                   69.3%      59.2%     109.1%     138.5%     270.5%     275.0%     305.6%     352.4%     371.2%     170.2%



 * Calculated on an annualized basis.


** For the six months ended June 30, 1995 (Unaudited). Total return and portfolio turnover rate are not annualized.


                             ---------------------

                               PROSPECTUS PAGE I-6

                                                                      STRONG DISCOVERY FUND
                                       1995**      1994       1993       1992       1991       1990       1989       1988
                                      --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD  $  15.67   $  18.05   $  16.01   $  17.49   $  12.51   $  13.18   $  11.44   $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)           (0.02)      0.16      (0.01)     (0.06)        --       0.27       0.30       0.95
  Net Realized and Unrealized Gains
    (Losses) on Investments               2.63      (1.17)      3.48       0.23       8.41      (0.63)      2.43       1.49
                                      --------   --------   --------   --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS          2.61      (1.01)      3.47       0.17       8.41      (0.36)      2.73       2.44
LESS DISTRIBUTIONS
  From Net Investment Income                --      (0.11)        --         --         --      (0.31)     (0.28)     (0.97)
  In Excess of Net Investment Income        --      (0.58)     (0.45)        --         --         --         --         --
  From Net Realized Gains                   --      (0.68)     (0.98)     (1.65)(1)  (3.43)(2)     --      (0.71)     (0.03)
                                      --------   --------   --------    --------    -------    --------   --------   --------
TOTAL DISTRIBUTIONS                         --      (1.37)     (1.43)     (1.65)     (3.43)     (0.31)     (0.99)     (1.00)
                                      --------   --------   --------   --------   --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD        $  18.28   $  15.67   $  18.05   $  16.01   $  17.49   $  12.51   $  13.18   $  11.44
                                      ========   ========   ========   ========   ========    =======    =======    =======
Total Return                            +16.7%      -5.7%     +22.2%      +1.9%     +67.6%      -2.7%     +24.0%     +24.5%
Net Assets, End of Period (In
  Thousands)                          $461,505   $388,410   $301,789   $193,276   $162,499   $ 56,260   $ 57,914   $ 13,648
Ratio of Expenses to Average Net
  Assets                                  1.5%*      1.5%       1.5%       1.5%       1.6%       1.9%       1.9%       2.0%
Ratio of Net Investment Income
  to Average Net Assets                  (0.3%)*     0.7%      (0.2%)     (0.4%)      0.0%       2.1%       2.4%      11.9%
Portfolio Turnover Rate                 211.2%     606.1%     668.2%   1,258.6%   1,059.9%     493.9%     549.6%     441.6%


 (1) Includes $1.50 ordinary income distribution for tax purposes.
 (2) Includes $0.83 ordinary income distribution for tax purposes.

 * Calculated on an annualized basis.


** For the six months ended June 30, 1995 (Unaudited). Total return and portfolio turnover rate are not annualized.


                             ---------------------

                               PROSPECTUS PAGE I-7


                                                          STRONG COMMON STOCK FUND                            STRONG GROWTH FUND
                                       ---------------------------------------------------------------      ----------------------
                                        1995**      1994       1993       1992       1991       1990         1995**         1994
                                       --------   --------   --------   --------   --------   --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD   $  16.74   $  17.94   $  15.07   $  12.84   $  10.02   $  10.00      $  11.61      $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)             0.06       0.04       0.04       0.03      (0.02)      0.07         (0.01)           --
  Net Realized and Unrealized Gains
    (Losses) on Investments                2.80      (0.13)      3.74       2.59       5.42       0.03          2.25          1.72
                                       --------   --------   --------   --------   --------   --------      --------      --------
TOTAL FROM INVESTMENT OPERATIONS           2.86      (0.09)      3.78       2.62       5.40       0.10          2.24          1.72
LESS DISTRIBUTIONS
  From Net Investment Income              (0.06)     (0.04)     (0.04)     (0.01)        --      (0.08)           --            --
  In Excess of Net Investment Income         --         --         --         --         --         --            --         (0.11)
  From Net Realized Gains                 (0.19)     (1.07)     (0.87)     (0.38)(1)  (2.58)(2)     --            --            --
                                       --------   --------   --------   --------   --------   --------      --------      --------
TOTAL DISTRIBUTIONS                       (0.25)     (1.11)     (0.91)     (0.39)     (2.58)     (0.08)           --         (0.11)
                                       --------   --------   --------   --------   --------   --------      --------      --------
NET ASSET VALUE, END OF PERIOD         $  19.35   $  16.74   $  17.94   $  15.07   $  12.84   $  10.02      $  13.85      $  11.61
                                       ========   ========   ========   ========   ========    =======      ========      ========
Total Return                              17.2%      -0.5%     +25.2%     +20.8%     +57.1%      +1.0%        +19.3%        +17.3%
Net Assets, End of Period
  (In Thousands)                       $916,323   $790,125   $762,086   $179,113   $ 48,549   $  2,432      $378,246      $106,009
Ratio of Expenses to Average
  Net Assets                               1.3%*      1.3%       1.4%       1.4%       2.0%       2.0%          1.5%*         1.6%
Ratio of Net Investment Income
  to Average Net Assets                    0.6%*      0.3%       0.2%       0.1%      (0.5%)      0.9%         (0.3%)*       (0.1%)
Portfolio Turnover Rate                   35.1%      83.0%      80.9%     291.7%   2,460.7%     291.2%        142.7%        385.8%


 (1)Includes $0.22 ordinary income distribution for tax purposes.
 (2)Ordinary income distribution for tax purposes.

   *Calculated on an annualized basis.


  **For the six months ended June 30, 1995 (Unaudited). Total return and portfolio turnover rate are not annualized.


                             ---------------------

                               PROSPECTUS PAGE I-8

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES

   Each Fund seeks capital growth consistent with its investment policies as set forth under "Investment Objectives and Policies."

IMPLEMENTATION OF POLICIES AND RISKS


   Subject to certain limitations, each Fund may invest in foreign securities (except the Value Fund may only invest in foreign securities through depositary receipts) and engage in foreign currency and derivative transactions, including options, futures, and options on futures transactions. Each Fund may invest in illiquid securities, engage in substantial short-term trading, and may invest a significant portion of its assets in small companies, some of which may be unseasoned. Each Fund may also invest in repurchase agreements and when-issued securities. These investment practices and techniques involve risks that are different in some respects from those associated with similar funds that do not use them. (See "Implementation of Policies and Risks.")


MANAGEMENT


   The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $15 billion. Sloate, Weisman, Murray & Company, Inc. (the "Subadvisor") is the Subadvisor for the Value Fund. (See "About the Funds - Management.")


PURCHASE AND REDEMPTION OF SHARES

   You may purchase or redeem shares of a Fund at net asset value. There are no redemption or 12b-1 charges. The net asset values change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

SHAREHOLDER SERVICES

   Strong shareholder benefits include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange and systematic withdrawal plans; and a no-minimum investment program. (See "Shareholder Manual - Shareholder Services.")

DIVIDENDS AND OTHER DISTRIBUTIONS

   The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains annually. (See "About the Funds - Distributions and Taxes.")

                             ---------------------

                               PROSPECTUS PAGE I-9

                       INVESTMENT OBJECTIVES AND POLICIES

   The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Growth Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.
   The Funds are each required or permitted to invest a substantial portion of their assets in equity securities. Accordingly, each Fund's net asset value will fluctuate based upon changes in the value of the securities in its portfolio, and each Fund's net asset value is likely to fluctuate more than that of a fund invested principally in fixed income securities. The Funds, therefore, are not appropriate for investors' short-term financial needs.

COMPARING THE FUNDS

   The following chart is intended to distinguish the Funds and help you determine their suitability for your investments:


                 Anticipated     Maximum     Maximum
                   Equity         Debt        Cash
    Fund          Exposure       Exposure    Position       Investment Focus
----------------------------------------------------------------------------
                                                         Mid- and Large-Cap
Value              70-100%          30%         30%      Value
Opportunity        70-100%          30%         30%      Mid-Cap
Growth             65-100%          35%        100%*     Growth
Common Stock       80-100%          20%         20%      Small-Cap
Discovery           0-100%         100%        100%*     Emerging Growth
----------------------------------------------------------------------------


* Temporary emergency purposes only.

   Each Fund has adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information ("SAI"). Those restrictions, each Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.
   Except as limited below, each Fund may invest in a diversified portfolio of securities without regard to objective investment criteria, such as company size, exchange listing, earnings history, or other factors. When selecting securities, the Advisor will, except as otherwise limited below, be limited only

                             ----------------------

                              PROSPECTUS PAGE I-10
by its best judgment as to what will help achieve each Fund's investment objective.


STRONG VALUE FUND



   The Value Fund seeks capital growth. The Fund invests primarily in equity securities seeking, through fundamental analysis, those companies whose share price does not fully reflect the value of the Company. While the Fund may invest in companies of any size, it currently emphasizes medium- to large-capitalization companies.


   The Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal market conditions, the Fund expects to be fully invested in equities. The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities and, when the Subadvisor determines that market conditions warrant a temporary defensive position, it may use that allowance to invest in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its net assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.") The Fund does not intend to invest directly in foreign securities; however, it may invest up to 10% of its net assets in foreign securities in domestic markets through depositary receipts. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.

   The Subadvisor seeks to maximize long-term total rates of return by investing in securities that represent excellent value in relation to companies' assets, earning power, and cash-generating ability. The Subadvisor employs a bottom-up stock selection process that is based on intensive fundamental research using early trend analysis in seeking to identify catalysts that will increase the value of a company. These catalysts include corporate restructuring, significant management change, cyclical turnaround of a depressed company or industry, or secular trends.

STRONG OPPORTUNITY FUND

   The Opportunity Fund seeks capital growth. The Fund invests primarily in equity securities and currently emphasizes investments in medium-sized companies the Advisor believes are under-researched and attractively valued.
   The Fund will invest at least 70% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal market conditions, the Fund expects to be fully invested in equities. The Fund may, however, invest up to 30% of its total assets in debt

                             ----------------------

                              PROSPECTUS PAGE I-11
obligations, including intermediate- to long-term corporate or U.S. government debt securities and, when the Advisor determines that market conditions warrant a temporary defensive position, it may use that allowance to invest in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.") The Fund may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Advisor intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.
   In selecting its equity investments, the Advisor seeks to identify attractive investment opportunities that have not become widely recognized by other stock analysts or the financial press. Through first-hand research that often includes on-site visits with the leaders of companies, the Advisor looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices.
   In many cases, companies in the small- and medium-capitalization markets are underfollowed and, as a result, less efficiently priced than their larger, better-known counterparts. The Opportunity Fund's investments are therefore likely to consist, in part, of securities in small- and medium-sized companies. Many of these companies may have successfully emerged from the start-up phase and have potential for future growth. Because of their longer track records and more seasoned management, they generally pose less investment uncertainty than do the smallest companies. In general, however, smaller-capitalization companies often involve greater risks than investments in established companies. (See "Implementation of Policies and Risks - Small Companies.")

STRONG GROWTH FUND

   The Growth Fund seeks capital growth. The Fund invests primarily in equity securities that the Advisor believes have above-average growth prospects.
   Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S.

                             ----------------------

                              PROSPECTUS PAGE I-12
government debt securities. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")
   The Fund may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Advisor intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.

   The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. In identifying companies with favorable growth prospects, the Advisor ordinarily looks to certain other characteristics, such as the following:


- prospects for above-average sales and earnings growth;
- high return on invested capital;
- overall financial strength, including sound financial and accounting policies and a strong balance sheet;
- competitive advantages, including innovative products and service;
- effective research, product development, and marketing; and
- stable, capable management.

STRONG COMMON STOCK FUND


   The Common Stock Fund is closed to new investors except the Fund will continue to offer its shares through 401(k) retirement plans serviced by Strong Retirement Plan Services. Current shareholders of the Fund may continue to add to existing accounts and open new accounts. (See "Shareholder Manual - How to Buy Shares.") Although the Fund may resume sales to new investors in the future, it has no present intention to do so.

   The Common Stock Fund seeks capital growth. The Fund invests primarily in equity securities and currently emphasizes the stocks of small companies the Advisor believes are under-researched and attractively valued.
   The Fund will invest at least 80% of its total assets in equity securities, including common stocks (which must constitute at least 65% of its total assets), preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal market conditions, the Fund expects to be fully invested in equity securities. The Fund may, however, invest up to 20% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt

                             ----------------------

                              PROSPECTUS PAGE I-13
securities and, when the Advisor determines that market conditions warrant a temporary defensive position, it may use that allowance to invest in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")
   The Fund may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Advisor intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.
   In selecting its equity investments, the Advisor seeks to identify attractive investment opportunities that have not become widely recognized by other stock analysts or the financial press. Through first-hand research that often includes on-site visits with the leaders of companies, the Advisor looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices.
   In many cases, companies in the small- and medium-capitalization markets are underfollowed and, as a result, less efficiently priced than their larger, better-known counterparts. The Common Stock Fund's investments are therefore likely to consist, in part, of securities in small- and medium-sized companies. Many of these companies may have successfully emerged from the start-up phase and have potential for future growth. Because of their longer track records and more seasoned management, they generally pose less investment uncertainty than do the smallest companies. In general, however, smaller-capitalization companies often involve greater risks than investments in established companies. (See "Implementation of Policies and Risks - Small Companies.")


STRONG DISCOVERY FUND


   The Discovery Fund seeks capital growth. The Fund invests in securities that the Advisor believes represent attractive growth opportunities.
   The Fund normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation. The Fund may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may also invest up to 100% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up

                             ----------------------

                              PROSPECTUS PAGE I-14
to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")
   The Fund may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Advisor intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.
   The Advisor seeks to uncover emerging investment trends and attractive growth opportunities. In its search for potential investments, the Advisor attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations. (See "Implementation of Policies and Risks - Small Companies.") Whatever their size, history, or industry, the Advisor believes their potential earnings growth is not yet reflected in their market value and that, over time, the market prices of these securities will move higher.

                      IMPLEMENTATION OF POLICIES AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. Each Fund may engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of certain of these securities and investment techniques and the associated risks is presented in the Funds' SAI.

FOREIGN SECURITIES AND CURRENCIES


   The Opportunity, Growth, Common Stock, and Discovery Funds may invest in foreign securities either directly or indirectly through the use of depositary receipts. (See "Investment Objectives and Policies.") The Value Fund may only invest in foreign securities through depositary receipts. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities.

   Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;

                             ----------------------

                              PROSPECTUS PAGE I-15

- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.
   The Funds may invest in securities of issuers in developing or emerging markets and economies. Risks of investing in developing or emerging markets include:

- less social, political, and economic stability;
- smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;
- certain national policies that may restrict a Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market; and
- less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

   In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.
   Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Funds could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.

                             ----------------------

                              PROSPECTUS PAGE I-16

Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.
   The Funds may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")

FOREIGN INVESTMENT COMPANIES

   Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 (the "1940 Act").

DERIVATIVE INSTRUMENTS


   Derivative instruments may be used by the Funds for any lawful purpose consistent with each Fund's investment objective, including hedging or managing risk but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which a Fund sells a security it owns for delivery at a future date; swaps, in which the two parties agree to exchange a series of cash flows in the future, such as


                             ----------------------

                              PROSPECTUS PAGE I-17
interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.
   Derivative instruments may be exchange-traded or traded in over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by SEC guidelines, a Fund will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, a Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

   The successful use of derivative transactions by a Fund is dependent upon the Advisor's ability to correctly anticipate trends in the underlying asset. To the extent that a Fund is engaging in derivative transactions other than for hedging purposes, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund. Hedging transactions are also subject to risks. If the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be an imperfect correlation between a Fund's derivative transactions and the instruments being hedged.


ILLIQUID SECURITIES

   Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined liquid under guidelines adopted by each Fund's Board of Directors.

                             ----------------------

                              PROSPECTUS PAGE I-18

SMALL COMPANIES

   The Funds may, from time to time, invest a substantial portion of their assets in small companies. While smaller companies generally have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Funds than in a fund that invests in larger, more established companies.

DEBT OBLIGATIONS


   IN GENERAL. Debt obligations in which the Funds may invest will be primarily investment-grade debt obligations, although each Fund may invest up to 5% of its assets in non-investment-grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

   Investment-grade debt obligations include:


- U.S. government securities (as defined below);


- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by Standard & Poor's Ratings Group or "S&P");


- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);


- short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;


                             ----------------------

                              PROSPECTUS PAGE I-19

- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);


- unrated debt obligations determined by the Advisor to be of comparable quality; and


- repurchase agreements involving investment-grade debt obligations.


   All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective. Securities rated in the fourth highest category (e.g., BBB by S&P), although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. Non-investment-grade debt obligations include:

- securities rated as low as C by S&P or their equivalents;
- commercial paper rated as low as C by S&P or its equivalents; and
- unrated debt securities judged to be of comparable quality by the Advisor.

   GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

                             ----------------------

                              PROSPECTUS PAGE I-20

WHEN-ISSUED SECURITIES


   Each Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.

   The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

PORTFOLIO TURNOVER


   Historical portfolio turnover rates for Funds (except for the Value Fund) are listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Opportunity and Discovery Funds' annual portfolio turnover rates may be as much as 400% or more. It is anticipated that, under normal market conditions, the rate of portfolio turnover of the Common Stock Fund generally will not exceed 300%. However, during periods in which the Advisor deems it advisable to engage in substantial short-term trading, the rate of portfolio turnover may exceed 300%. The Growth and Value Funds will not generally trade in securities for short-term profits, but, when the Advisor determines that circumstances warrant, securities may be purchased and sold without regard to the length of time held. Under normal market conditions, it is anticipated that the rate of portfolio turnover of the Growth and Value Funds generally will not exceed 150%.


                             ----------------------

                              PROSPECTUS PAGE I-21

                                ABOUT THE FUNDS

MANAGEMENT

   The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively the "Advisory Agreements") with Strong Capital Management, Inc. (the "Advisor"). The Advisory Agreements are substantially identical. Under the terms of these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.


   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds, several of which are funding vehicles for variable insurance products. As of November 30, 1995, the Advisor had over $15 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.

   As compensation for its services, each Fund pays the Advisor a monthly management fee. The annual fee for each Fund is 1.0% of a Fund's average daily net asset value. Such fees are in excess of fees paid by many other funds. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.

   Except for expenses assumed by the Advisor, Subadvisor, or Strong Funds Distributors, Inc., each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for a Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.



   SUBADVISOR -- VALUE FUND. Under a subadvisory agreement between the Advisor and Sloate, Weisman, Murray and Company, Inc. (the "Subadvisory Agreement"), the Subadvisor, pursuant to the oversight and supervision of the


                             ----------------------

                              PROSPECTUS PAGE I-22

Fund's Board of Directors and the Advisor, provides a continuous investment program for the Fund. Under the Subadvisory Agreement, the Subadvisor is responsible for determining the securities to be purchased and sold by the Fund and for executing those transactions except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which are expected to be no more than ten to fifteen percent of the Fund's total assets. As compensation for its services, the Advisor (not the Fund) pays the Subadvisor a monthly fee based on the following annual rates. For the first eighteen (18) months, the Advisor will pay the Subadvisor 60% of the management fees collected by the Advisor from the Fund on the first $150 million of net assets in the Fund, 50% of the management fees collected by the Advisor from the Fund on net assets from $150 to $300 million in the Fund, and 40% of the management fees collected by the Advisor from the Fund on net assets in excess of $300 million in the Fund. After the first eighteen (18) months, the Advisor will pay the Subadvisor 60% of the management fees collected by the Advisor from the Fund on the lower of $150 million or the level of net assets in the Fund at the end of eighteen (18) months (this amount being "base" net assets), 50% of the management fees collected by the Advisor from the Fund on net assets from base net assets to $300 million in the Fund, and 40% of the management fees collected by the Advisor from the Fund on net assets in excess of $300 million in the Fund. The Subadvisor bears all of its own expenses in providing subadvisory services to the Fund.


   The Subadvisor began conducting business in 1974. Its principal business has been providing investment supervision to institutional investors and high net worth clients. The Subadvisor is a Delaware corporation. Ms. Laura J. Sloate, the Subadvisor's Chairman and Chief Investment Officer, is the controlling shareholder of the Subadvisor. As of November 30, 1995, the Subadvisor had approximately $1 billion under management. Its address is 540 Madison Avenue, New York, NY 10022.



   PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Strong Growth Funds.


                            STRONG OPPORTUNITY FUND
                            STRONG COMMON STOCK FUND

   RICHARD T. WEISS. Mr. Weiss joined the Advisor in 1991 from Chicago-based Stein Roe & Farnham, where he began his career as a research analyst in 1975. He was named a portfolio manager in 1981. Mr. Weiss attended Harvard Graduate School of Business Administration, where he was awarded his M.B.A. in 1975, and the University of Southern California, where he received his bachelor's degree in business administration in 1973. Mr. Weiss has managed the Strong Opportunity and Common Stock Funds since 1991. In addition, Mr. Weiss is a member of the Advisor's Executive Committee.

                             ----------------------

                              PROSPECTUS PAGE I-23

   MARINA T. CARLSON. Before she joined the Advisor as an equity research analyst in 1991, Ms. Carlson worked in a similar capacity at Stein Roe & Farnham, where she began her investment career in 1986. She has worked with portfolio manager Richard T. Weiss since 1989, and, in 1993, she was named a co-manager of the Strong Opportunity and Common Stock Funds. A Chartered Financial Analyst, Ms. Carlson received her M.B.A. from DePaul University in 1989 and her bachelor's degree in finance from Drake University in 1986.

                               STRONG GROWTH FUND

   RONALD C. OGNAR. Mr. Ognar, a Chartered Financial Analyst with more than 25 years of investment experience, joined the Advisor in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank in Chicago after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968. In addition to his duties as portfolio manager of the Fund, which he has managed since its inception in January 1994, he also co-manages the Strong Total Return Fund.


                               STRONG VALUE FUND


   LAURA J. SLOATE. Ms. Sloate, blind since the age of six, is a leading figure in the field of money management. After graduating from Barnard College and Columbia University, she began working as a Securities Analyst at Scheinman Hochstein & Trotta, Neuberger Berman & Company and Drexel Burnham & Company. In 1974, Ms. Sloate was one of the founders of Sloate, Weisman, Murray & Company, the Fund's Subadvisor. As a principal of one of the first woman-owned money management firms, Ms. Sloate has been responsible for the successful expansion of assets under her management to their current level of approximately $1 billion. In addition to her role as portfolio manager, she is the Subadvisor's Chairman and Chief Investment Officer.


   JEFFREY B. COHEN. Mr. Cohen joined Sloate, Weisman in 1987 where he presently serves as a senior portfolio manager. Prior to joining Sloate Weisman, he spent three years as Credit Officer, Analyst at J.P. Morgan. Mr. Cohen graduated from the Wharton School at the University of Pennsylvania with a B.S.E. in Finance and an M.B.A. from New York University. Mr. Cohen is a principal of the Subadvisor.


                             ----------------------

                              PROSPECTUS PAGE I-24

                             STRONG DISCOVERY FUND

   RICHARD S. STRONG. Mr. Strong founded the Advisor in 1974. He began his investment career at Employers Insurance of Wausau in 1966, after receiving his master's degree in finance from the University of Wisconsin-Madison that January. He received his undergraduate degree in 1963 from Baldwin-Wallace College. Mr. Strong has managed the Strong Discovery Fund since its inception in December 1987. In addition to his role as a portfolio manager, he is the Chairman of the Board, Director, Chief Investment Officer, and a member of the Advisor's Executive Committee.

TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds.

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.

ORGANIZATION


   SHAREHOLDER RIGHTS. The Opportunity, Common Stock, and Discovery Funds are Wisconsin corporations that are authorized to issue shares of common stock and series and classes of series of shares of common stock. The Growth and Value Funds are series of Strong Equity Funds, Inc., a Wisconsin corporation that is authorized to issue shares of common stock and series and classes of series of shares of common stock. Each share of the Funds has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act.


   SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, each Fund reserves the right, at any time and without prior notice, to

                             ----------------------

                              PROSPECTUS PAGE I-25
suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. You may elect to have all your dividends and capital gain distributions from a Fund automatically reinvested in additional shares of that Fund or in shares of another Strong Fund at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains and gains from foreign currency transactions annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by a Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Funds' distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
   If a Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in a taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the

                             ----------------------

                              PROSPECTUS PAGE I-26
redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of a Fund within thirty days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."

   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in a Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

PERFORMANCE INFORMATION

   Each Fund may advertise "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of a Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and other distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.


                             ----------------------


                              PROSPECTUS PAGE I-27

                               SHAREHOLDER MANUAL


          HOW TO BUY SHARES......................  II-1
          DETERMINING YOUR SHARE PRICE...........  II-5
          HOW TO SELL SHARES.....................  II-6
          SHAREHOLDER SERVICES...................  II-9
          REGULAR INVESTMENT PLANS............... II-10
          SPECIAL SITUATIONS..................... II-12


HOW TO BUY SHARES

   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset values change daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.
   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy Fund shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

                            TO OPEN A NEW ACCOUNT
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
MAIL                     BY CHECK
                         - Complete and sign the application. Make your check
                           or money order payable to "Strong Funds."
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to Strong Funds, 100 Heritage
                           Reserve, Menomonee Falls, Wisconsin 53051.
                         BY EXCHANGE
                         - Call 1-800-368-3863 for instructions on
                           establishing an account with an exchange by mail.
------------------------------------------------------------------------------
TELEPHONE                BY EXCHANGE
                         - Call 1-800-368-3863 to establish a new account by
1-800-368-3863             exchanging funds from an existing Strong Funds
24 HOURS A DAY,            account.
7 DAYS A WEEK            - Sign up for telephone exchange services when you
                           open your account. To add the telephone exchange
                           option to your account, call 1-800-368-3863 for a
                           Telephone Exchange Form.
                         - Please note that your accounts must be identically
                           registered and that you must exchange enough into the
                           new account to meet the minimum initial investment.
------------------------------------------------------------------------------
IN PERSON                - Stop by our Investor Center in Menomonee Falls,
                           Wisconsin.
                           Call 1-800-368-3863 for hours and directions.
                         - The Investor Center can only accept checks or money
                           orders.
------------------------------------------------------------------------------
WIRE                     Call 1-800-368-3863 for instructions on opening an
                         account by wire.
------------------------------------------------------------------------------
AUTOMATICALLY            USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                         - If you sign up for Strong's Automatic Investment
                           Plan when you open your account, Strong Funds will
                           waive the Fund's minimum initial investment (see
                           chart on page II-4).
                         - Complete both the Automatic Investment Plan
                           application at the back of this Prospectus and the
                           new account application.
                         - Mail to the address indicated on the application.
------------------------------------------------------------------------------
BROKER-DEALER            - You may purchase shares in a Fund through a
                           broker-dealer or other institution that may charge
                           a transaction fee.
                         - Strong Funds may only accept requests to purchase
                           shares into a broker-dealer street name account
                           from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------
                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE

- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.

Or use Strong Direct(SM), Strong Funds' automated telephone response system. Call 1-800-368-3863 for details.
--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------
USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.

- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.

- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- A Fund may decline to accept your purchase order upon receipt when, in the judgment of the Advisor, it would not be in the best interests of the existing shareholders.
- The exchange privileges are available in all 50 states because all the Strong Funds intend to continue to qualify their shares for sale in all 50 states.
- Minimum Investment Requirements:
  ----------------------------------------------------------------------------

   To open a regular account
     Opportunity, Growth, Common Stock, and Discovery Funds............$1,000

     Value Fund........................................................$2,500



   To open an IRA or Defined Contribution account........................$250



   To open an UGMA/UTMA account..........................................$250


   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50

   The Funds offer a No-Minimum Investment Plan that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-10). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.
   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

                  COMMON STOCK FUND IS CLOSED TO NEW INVESTORS


   The Common Stock Fund is currently closed to new investors, except that the Fund will continue to be offered through 401(k) retirement plans serviced by Strong Retirement Plan Services. Current shareholders of the Common Stock Fund may continue to add to an account through the reinvestment of


                             ----------------------

                              PROSPECTUS PAGE II-4
dividends and cash distributions on any Common Stock Fund shares owned, through the purchase of additional Common Stock Fund shares, and through exchanges from other Strong Fund accounts, which includes accounts where the shareholder is the owner, a joint owner, or a custodian for a minor child. Employee benefit plans (that are not 401(k) retirement plans) that became shareholders on or before the March 19, 1993 closing date may continue to purchase Fund shares in the course of their normal operations. Additionally, directors of the Fund and employees and directors of the Fund's Advisor and Distributor may continue to open new Fund accounts. Shareholders of other Strong Funds are not able to exchange into the Fund. The Fund may resume sales to new investors at some future date, but it has no present intention to do so.


                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
                            THROUGH A BROKER-DEALER

- If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program's materials, including information relating to fees, in connection with a Fund's Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.
- Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Distributor may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Funds may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

DETERMINING YOUR SHARE PRICE

   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the

                             ----------------------

                              PROSPECTUS PAGE II-5
total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.

   A Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by each Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations.

   Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Funds value their foreign assets in U.S. dollars on a daily basis, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be reflected in a calculation of a Fund's NAV on that day. If events that materially affect the value of a Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.


HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee.

                             ----------------------

                              PROSPECTUS PAGE II-6

                                TO SELL SHARES
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         - Write a "letter of instruction" that includes the
                           following information: your account number, the
                           dollar amount or number of shares you wish to
                           redeem, each owner's name, your street address, and
                           the signature of each owner as it appears on the
                           account.
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                           the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE                Sign up for telephone redemption services when you
                         open your account by checking the"Yes" box in the
1-800-368-3863           appropriate section of the account application. To
24 HOURS A DAY,          add the telephone redemption option to your account,
7 DAYS A WEEK            call 1-800-368-3863 for a Telephone Redemption Form.
                         Once the telephone redemption option is in place, you
                         may sell shares ($500 minimum) by phone and arrange
                         to receive the proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                           to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                           Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                           wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                         You may also use Strong Direct(SM), Strong Funds'
                         automated telephone response system. Call
                         1-800-368-3863 for details.
-----------------------------------------------------------------------------
AUTOMATICALLY            You can set up automatic withdrawals from your
                         account at regular intervals. To establish the
                         Systematic Withdrawal Plan, request a form by calling
                         1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER            You may also redeem shares through broker-dealers or
                         others who may charge a commission or other
                         transaction fee.

                             ----------------------

                              PROSPECTUS PAGE II-7

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND


   The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Funds assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.

                             ----------------------

                              PROSPECTUS PAGE II-8

- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus.

   STRONG DIRECT(SM) AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong Direct(SM) automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity, and perform purchases, exchanges or redemptions among your existing Strong accounts. Your account information is protected by a personal code that you establish. For more information on this service, call 1-800-368-3863.

   STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.

   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semiannual report and an annual report containing audited financial statements.

   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
   More complete information regarding each Fund's investment policies and services is contained in its SAI, which you may request by calling or writing

                             ----------------------

                              PROSPECTUS PAGE II-9

Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus.

   Changes to your accounts' registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.


                              TRANSACTION SERVICES


   FREE EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.


REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of

                            -----------------------

                              PROSPECTUS PAGE II-10
fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.


   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. Such closing may occur in periods of declining share prices. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.


   PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish a Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial

                            -----------------------

                              PROSPECTUS PAGE II-11
investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.

   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals form, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals form is received by the Fund, services such as telephone and wire redemption will not be established.

   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.


                            -----------------------

                              PROSPECTUS PAGE II-12

   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                             STRONG SMALL CAP FUND



                                                          STRONG FUNDS
                                                         P.O. Box 2936
                                            Milwaukee, Wisconsin 53201
                                             Telephone: (414) 359-1400
                                             Toll-Free: (800) 368-3863
                                                        Device for the
                                                     Hearing-Impaired:
                                                        (800) 999-2780



   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Small Cap Fund is described in this Prospectus. The Fund seeks capital growth. The Fund invests primarily in equity securities of companies with small market capitalizations. The Fund is a diversified series of Strong Equity Funds, Inc.


   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Fund, dated December 29, 1995, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number.


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    THE FUNDS MAY ENGAGE IN SUBSTANTIAL SHORT-TERM TRADING, WHICH MAY INCREASE A FUND'S EXPENSES. EACH FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN RESTRICTED SECURITIES. THESE INVESTMENT POLICIES INVOLVE SUBSTANTIAL RISK AND MAY BE CONSIDERED SPECULATIVE.
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    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                            Dated December 29, 1995


                             ---------------------

                               PROSPECTUS PAGE I-1

                               TABLE OF CONTENTS


         EXPENSES.................................  I-3
         INVESTMENT OBJECTIVE AND POLICIES........  I-4
         IMPLEMENTATION OF POLICIES AND RISKS.....  I-5
         ABOUT THE FUND........................... I-12
         SHAREHOLDER MANUAL....................... II-1



   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities to any person in any state or jurisdiction in which such offering may not lawfully be made.


                             ---------------------

                               PROSPECTUS PAGE I-2

                                    EXPENSES


   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Fund, will bear directly or indirectly.


                        SHAREHOLDER TRANSACTION EXPENSES

            Sales Load Imposed on Purchases.............  NONE
            Sales Load Imposed on Reinvested
              Dividends.................................  NONE
            Deferred Sales Load.........................  NONE
            Redemption Fees.............................  NONE
            Exchange Fees...............................  NONE


   There are certain charges associated with retirement accounts and with certain other special shareholder services offered by the Fund. Additionally, purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")


                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
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                                                                      Total
                             Management        Other       12b-1    Operating
          Fund                  Fees         Expenses      Fees      Expenses
Small Cap                        1.00%           .45%      NONE        1.45%


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   From time to time, the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for the Fund. Since the Fund is new and did not begin operations until December 29, 1995, the other Expenses have been estimated. For additional information concerning fees and expenses, see "About the Funds - Management."


                             ---------------------

                               PROSPECTUS PAGE I-3

                                    EXAMPLE



   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

----------------------------------------------------------------------------


                              Period (in
                                years)
                              -----------
           Fund                1       3
Small Cap                      15      46


----------------------------------------------------------------------------


   The Example is based on the Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.



                       INVESTMENT OBJECTIVE AND POLICIES



   The Fund is required to invest a substantial portion of its assets in equity securities. Accordingly, the Fund's net asset value will fluctuate based upon changes in the value of the securities in its portfolio, and the Fund's net asset value is likely to fluctuate more than that of a fund invested principally in fixed income securities. The Fund, therefore, is not appropriate for investors' short-term financial needs.


   The Fund has adopted certain fundamental investment restrictions that are set forth in its Statement of Additional Information ("SAI"). Those restrictions, the Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, the Fund has also instituted a number of non-fundamental operating policies, which are described in this Prospectus and in the SAI. Although operating policies may be changed by the Fund's Board of Directors without shareholder approval, the Fund will promptly notify shareholders of any material change in operating policies.


   Except as limited below, the Fund may invest in a diversified portfolio of securities without regard to objective investment criteria, such as company size, exchange listing, earnings history, or other factors. When selecting securities, the Advisor will, except as otherwise limited below, be limited only by its best judgment as to what will help achieve the Fund's investment objective.


                             ---------------------

                               PROSPECTUS PAGE I-4

STRONG SMALL CAP FUND



   The Fund seeks capital growth. The Fund invests primarily in equity securities of companies that have small market capitalizations.

   The Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. At least 65% of the Fund's total assets will normally be invested in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization of $2 billion or less at the time of the Fund's investment. In general, smaller-capitalization companies often involve greater risks than investments in established companies. (See "Implementation of Policies and Risks - Small Companies.") The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may use that allowance to invest in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its net assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")
   The Fund may invest up to 15% of its net assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Advisor intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's net assets. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.


                      IMPLEMENTATION OF POLICIES AND RISKS



   In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. The Fund may engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of certain of these securities and investment techniques and the associated risks is presented in the Fund's SAI.


FOREIGN SECURITIES AND CURRENCIES


   The Fund may invest in foreign securities either directly or indirectly through the use of depositary receipts. (See "Investment Objective and


                             ---------------------

                               PROSPECTUS PAGE I-5

Policies.") Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities.

   Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.


   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Fund generally invests only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.


   The Fund may invest in securities of issuers in developing or emerging markets and economies. Risks of investing in developing or emerging markets include:


- less social, political, and economic stability;
- smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;
- certain national policies that may restrict a Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market; and
- less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

   In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values,

                             ---------------------

                               PROSPECTUS PAGE I-6
and other protectionist measures negotiated or imposed by the countries with which they trade.

   Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.


   The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")


FOREIGN INVESTMENT COMPANIES


   Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 (the "1940 Act").


DERIVATIVE INSTRUMENTS


   Derivative instruments may be used by the Fund for any lawful purpose consistent with the Fund's investment objective, including hedging or managing risk but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to


                             ---------------------

                               PROSPECTUS PAGE I-7
losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which the Fund sells a security it owns for delivery at a future date; swaps, in which the two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.


   Derivative instruments may be exchange-traded or traded in over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by SEC guidelines, the Fund will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.


   The successful use of derivative transactions by the Fund is dependent upon the Advisor's ability to correctly anticipate trends in the underlying asset. To the extent that the Fund is engaging in derivative transactions other than for hedging purposes, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to the Fund. Hedging transactions are also subject to risks. If the Advisor incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be an imperfect correlation between the Fund's derivative transactions and the instruments being hedged.


ILLIQUID SECURITIES


   The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors


                             ---------------------

                               PROSPECTUS PAGE I-8
pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined liquid under guidelines adopted by the Fund's Board of Directors.


SMALL COMPANIES


   The Fund may, from time to time, invest a substantial portion of its assets in small companies. While smaller companies generally have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.


DEBT OBLIGATIONS


   IN GENERAL. Debt obligations in which the Fund may invest will be primarily investment-grade debt obligations, although the Fund may invest up to 5% of its assets in non-investment-grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

   Investment-grade debt obligations include:


- U.S. government securities (as defined below);


- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by Standard & Poor's Ratings Group or "S&P");


- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);


                             ---------------------

                               PROSPECTUS PAGE I-9

- short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;


- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);


- unrated debt obligations determined by the Advisor to be of comparable quality; and


- repurchase agreements involving investment-grade debt obligations.



   All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, the Fund should take consistent with its investment objective. Securities rated in the fourth highest category (e.g., BBB by S&P), although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. Non-investment-grade debt obligations include:


- securities rated as low as C by S&P or their equivalents;
- commercial paper rated as low as C by S&P or its equivalents; and
- unrated debt securities judged to be of comparable quality by the Advisor.

   GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and

                             ----------------------

                              PROSPECTUS PAGE I-10
instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

WHEN-ISSUED SECURITIES


   The Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.


   The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.


PORTFOLIO TURNOVER


   The annual portfolio turnover rate indicates changes in the Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover in any year will result in the payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Under normal market conditions, the rate of portfolio turnover of the Fund generally will not exceed 300%. However, during periods in which the Advisor deems it advisable to engage in substantial short-term trading, the rate of portfolio turnover may exceed 300%.


                             ----------------------

                              PROSPECTUS PAGE I-11

                                 ABOUT THE FUND


MANAGEMENT


   The Board of Directors of the Fund is responsible for managing its business and affairs. The Fund has entered into an investment advisory agreement with Strong Capital Management, Inc. (the "Advisor"). Under the terms of the agreement, the Advisor manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Directors.



   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds, several of which are funding vehicles for variable insurance products. As of November 30, 1995, the Advisor had over $15 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Advisor.


   As compensation for its services, the Fund pays the Advisor a monthly management fee. The annual fee is 1.0% of a Fund's average daily net asset value. This fee is in excess of fees paid by many other funds. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors.


   Except for expenses assumed by the Advisor, Subadvisor, or Strong Funds Distributors, Inc., the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.



   PORTFOLIO MANAGER. Mr. Charles A. Paquelet serves as the Fund's portfolio manager. Mr. Paquelet joined the Advisor as a securities analyst in 1988 from the B.F. Goodrich Company, where he began his career as a financial analyst earlier in 1987. In 1990, he was named a portfolio manager of certain separate accounts. Mr. Paquelet was awarded his M.B.A. in 1989 from Indiana


                             ----------------------

                              PROSPECTUS PAGE I-12

University. He received his bachelor's degree in finance in 1987 from Case Western Reserve University. A Chartered Financial Analyst, Mr. Paquelet has managed the Fund since its inception in December 1995.


TRANSFER AND DIVIDEND-DISBURSING AGENT


   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Fund. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreement between the Advisor and the Fund.


DISTRIBUTOR


   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Fund.


ORGANIZATION


   SHAREHOLDER RIGHTS. The Fund is a series of Strong Equity Funds, Inc., a Wisconsin corporation that is authorized to issue shares of common stock and series and classes of series of shares of common stock. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions and in the residual assets of the Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Fund will not hold an annual meeting of shareholders unless required by the 1940 Act.



   SHAREHOLDER PRIVILEGES. The shareholders of the Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, the Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.


                             ----------------------

                              PROSPECTUS PAGE I-13

DISTRIBUTIONS AND TAXES


   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. You may elect to have all your dividends and capital gain distributions from the Fund automatically reinvested in additional shares of the Fund or in shares of another Strong Fund at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, the Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of the Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains and gains from foreign currency transactions annually. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.



   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.


   If the Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.


   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.


   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in a taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of the Fund within thirty days before or after redeeming shares of the


                             ----------------------

                              PROSPECTUS PAGE I-14

Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."



   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.



   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish the Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.



   TAX STATUS OF THE FUND. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.


   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Fund and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.


PERFORMANCE INFORMATION


   The Fund may advertise "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of the Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends and other distributions. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.


                             ----------------------

                              PROSPECTUS PAGE I-15

                               SHAREHOLDER MANUAL


          HOW TO BUY SHARES......................  II-1
          DETERMINING YOUR SHARE PRICE...........  II-5
          HOW TO SELL SHARES.....................  II-6
          SHAREHOLDER SERVICES...................  II-9
          REGULAR INVESTMENT PLANS............... II-10
          SPECIAL SITUATIONS..................... II-12


HOW TO BUY SHARES


   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset values change daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.


   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy the Fund's shares.


                             ----------------------

                              PROSPECTUS PAGE II-1

   -----------------------------------------------------------------------------


                         TO OPEN A NEW ACCOUNT
------------------------------------------------------------------------------
MAIL                     BY CHECK
                         - Complete and sign the application. Make your check
                           or money order payable to "Strong Funds."
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to Strong Funds, 100 Heritage
                           Reserve, Menomonee Falls, Wisconsin 53051.
                         BY EXCHANGE
                         - Call 1-800-368-3863 for instructions on
                           establishing an account with an exchange by mail.
------------------------------------------------------------------------------
TELEPHONE                BY EXCHANGE
                         - Call 1-800-368-3863 to establish a new account by
1-800-368-3863             exchanging funds from an existing Strong Funds
24 HOURS A DAY,            account.
7 DAYS A WEEK            - Sign up for telephone exchange services when you
                           open your account. To add the telephone exchange
                           option to your account, call 1-800-368-3863 for a
                           Telephone Exchange Form.
                         - Please note that your accounts must be identically
                           registered and that you must exchange enough into the
                           new account to meet the minimum initial investment.
------------------------------------------------------------------------------
IN PERSON                - Stop by our Investor Center in Menomonee Falls,
                           Wisconsin. Call 1-800-368-3863 for hours and
                           directions.
                         - The Investor Center can only accept checks or money
                           orders.
------------------------------------------------------------------------------
WIRE                     Call 1-800-368-3863 for instructions on opening an
                         account by wire.
------------------------------------------------------------------------------
AUTOMATICALLY            USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                         - If you sign up for Strong's Automatic Investment
                           Plan when you open your account, Strong Funds will
                           waive the Fund's minimum initial investment (see
                           chart on page II-4).
                         - Complete both the Automatic Investment Plan
                           application at the back of this Prospectus and the
                           new account application.
                         - Mail to the address indicated on the application.
------------------------------------------------------------------------------
BROKER-DEALER            - You may purchase shares in the Fund through a
                           broker-dealer or other institution that may charge a
                           transaction fee.
                         - Strong Funds may only accept requests to purchase
                           shares into a broker-dealer street name account
                           from the broker-dealer.


                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------

                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE

- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.

Or use Strong Direct(SM), Strong Funds' automated telephone response system. Call 1-800-368-3863 for details.
--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------
USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.

- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.

- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.

--------------------------------------------------------------------------------


- You may purchase additional shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.

- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.

- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by the Fund.

- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

- The Fund may decline to accept your purchase order upon receipt when, in the judgment of the Advisor, it would not be in the best interests of the existing shareholders.

- The exchange privileges are available in all 50 states because all the Strong Funds intend to continue to qualify their shares for sale in all 50 states.
- Minimum Investment Requirements:
  ----------------------------------------------------------------------------


   To open a regular account...........................................$2,500



   To open an IRA or Defined Contribution account........................$250



   To open an UGMA/UTMA account..........................................$250


   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50


   The Fund offers a No-Minimum Investment Plan that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-10). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.


   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach the Fund's minimum initial investment), the Fund reserves the right to close your account. Before taking such action, the Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.



                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

                            THROUGH A BROKER-DEALER


- If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program's materials, including information relating to fees, in connection with the Fund's Prospectus. Certain features of the Fund may


                             ----------------------

                              PROSPECTUS PAGE II-4
  not be available or may be modified in connection with the program of services provided.

- Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Distributor may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.


DETERMINING YOUR SHARE PRICE


   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.


   The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations.


   Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and


                             ----------------------

                              PROSPECTUS PAGE II-5
the close of trading on the Exchange. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.


HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee.

                             ----------------------

                              PROSPECTUS PAGE II-6

   -----------------------------------------------------------------------------

                         TO SELL SHARES
-----------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         - Write a "letter of instruction" that includes the
                           following information: your account number, the
                           dollar amount or number of shares you wish to
                           redeem, each owner's name, your street address, and
                           the signature of each owner as it appears on the
                           account.
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                           the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE                Sign up for telephone redemption services when you
                         open your account by checking the "Yes" box in the
1-800-368-3863           appropriate section of the account application. To
24 HOURS A DAY,          add the telephone redemption option to your account,
7 DAYS A WEEK            call 1-800-368-3863 for a Telephone Redemption Form.
                         Once the telephone redemption option is in place, you
                         may sell shares ($500 minimum) by phone and arrange
                         to receive the proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                           to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                           Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                           wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                         You may also use Strong DirectSM, Strong Funds'
                         automated telephone response system. Call
                         1-800-368-3863 for details.

-----------------------------------------------------------------------------
AUTOMATICALLY            You can set up automatic withdrawals from your
                         account at regular intervals. To establish the
                         Systematic Withdrawal Plan, request a form by calling
                         1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER            You may also redeem shares through broker-dealers or
                         others who may charge a commission or other
                         transaction fee.

                             ----------------------

                              PROSPECTUS PAGE II-7

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.

- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.


                              REDEMPTIONS IN KIND



   The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-
3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS


- The Fund reserves the right to refuse a telephone redemption if they believe it advisable to do so.

- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably

                             ----------------------

                              PROSPECTUS PAGE II-8
  believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus.

   STRONG DIRECT(SM) AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong Direct(SM) automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity, and perform purchases, exchanges or redemptions among your existing Strong accounts. Your account information is protected by a personal code that you establish. For more information on this service, call 1-800-368-3863.


   STATEMENTS AND REPORTS. At a minimum, the Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.


   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semiannual report and an annual report containing audited financial statements.

   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.

   More complete information regarding the Fund's investment policies and services is contained in its SAI, which you may request by calling or writing


                             ----------------------

                              PROSPECTUS PAGE II-9

Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus.

   Changes to your accounts' registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.


                              TRANSACTION SERVICES


   FREE EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Fund, the Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.


REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of

                            -----------------------

                              PROSPECTUS PAGE II-10
fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.


   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because the Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. Such closing may occur in periods of declining share prices. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.



   PAYROLL DIRECT DEPOSIT PLAN. Once you meet the Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.

   To establish a Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.


   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize the Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.

   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial

                            -----------------------

                              PROSPECTUS PAGE II-11
investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.


   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals form, which can be obtained from the Fund. Until a valid corporate resolution or Certification of Authorized Individuals form is received by the Fund, services such as telephone and wire redemption will not be established.


   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.


                            -----------------------

                              PROSPECTUS PAGE II-12

   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:


- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                      STATEMENT OF ADDITIONAL INFORMATION




                               STRONG VALUE FUND

                            STRONG OPPORTUNITY FUND
                               STRONG GROWTH FUND
                            STRONG COMMON STOCK FUND

                             STRONG DISCOVERY FUND

                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863




         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Opportunity Fund, Inc. (the "Opportunity Fund"); Strong Common Stock Fund, Inc. (the "Common Stock Fund"); Strong Discovery Fund, Inc. (the "Discovery Fund"); and Strong Growth Fund (the "Growth Fund"), and Strong Value Fund (the "Disciplined Value Fund"), both of which are series of Strong Equity Funds, Inc. (hereinafter collectively referred to as the "Funds") dated December 29, 1995. Requests for copies of the Prospectus should be made by calling one of the numbers listed above. The financial statements appearing in the Opportunity, Growth, Common Stock, and Discovery Funds' Annual Report, which accompanies this Statement of Additional Information, are incorporated herein by reference. The Financial Highlights for the Value Fund is not provided because it did not commence operations until December 29, 1995.







      This Statement of Additional Information is dated December 29, 1995.

                              STRONG GROWTH FUNDS

TABLE OF CONTENTS                                                                                             PAGE
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Debt Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Depositary Receipts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Derivative Instruments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Foreign Currency - Related Derivative Strategies -- Special Considerations . . . . . . . . . . . . . . . . . 11
   Foreign Investment Companies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
   High-Yield (High-Risk) Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
   Illiquid Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
   Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
   Mortgage- and Asset-Backed Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
   Mortgage Dollar Rolls and Reverse Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   Short Sales Against the Box  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
   Warrants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
   When-Issued Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
   Zero-Coupon, Step-Coupon and Pay-in-Kind Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
DIRECTORS AND OFFICERS OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
INVESTMENT ADVISOR, SUBADVISOR, AND DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
ADDITIONAL SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
FUND ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
PORTFOLIO MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                     ______________________________________


         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 29, 1995 and, if given or made, such information or representations may not be relied upon as having been authorized by the Funds.


        This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

     The investment objective of each of the Funds is to seek capital growth. The Funds' investment objectives and policies are described in detail in the Prospectus under the caption "Investment Objectives and Policies." The following are the Funds' fundamental investment limitations which cannot be changed without shareholder approval.

Each Fund:

 1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

 3.  May not issue senior securities, except as permitted under the 1940 Act.

 4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

 5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

 6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

 7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

 8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

 9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of each Fund without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
     Act), do not exceed 5% of the Fund's net assets.

     In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and
     (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13.  Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     Except for the fundamental investment limitations listed above and each Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of a Fund's Board of Directors.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Funds' investment objectives, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

BORROWING

     The Funds may borrow money from banks, limited by each Fund's fundamental investment restriction to 33 1/3% of its total assets, and may engage in mortgage dollar roll transactions and reverse repurchase agreements which may be considered a form of borrowing. (See "Mortgage Dollar Rolls and Reverse Repurchase Agreements" below.) In addition, each Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

DEBT OBLIGATIONS

     Each Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates.

     PRICE VOLATILITY. The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

     MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

     CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, the Advisor or, with respect to the Value Fund, Sloate, Weisman, Murray & Company, Inc. (the "Subadvisor"), considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor and Subadvisor also rely, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations. See the Appendix for additional information.



     TEMPORARY DEFENSIVE POSITION. When the Advisor determines that market conditions warrant a temporary defensive position, the Opportunity and Value Funds may invest up to 30% of its total assets, the Common Stock Fund may invest up to 20% of its total assets, and the Growth and Discovery Funds may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.


DEPOSITARY RECEIPTS

     As indicated in the Prospectus, each Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Funds' investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRS issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS


     GENERAL DESCRIPTION. As discussed in the Prospectus, the Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, and forward currency contracts for any lawful purpose consistent with each Fund's investment objective, such as hedging a Fund's portfolio or risk management, but not for speculation.


     The use of these instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Funds' ability to use these instruments will be limited by tax considerations.

     In addition to the products, strategies and risks described below and in the Prospectus, the Advisor may discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Advisor develops new techniques or as regulatory authorities broaden the range of permitted transactions. The Advisor may utilize these opportunities to the extent that they are consistent with the Funds' investment objective and permitted by the Funds' investment limitations and applicable regulatory authorities.

     SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon the Advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.


     For a discussion of the federal income tax treatment of the Funds' derivative instruments, see "Taxes - Derivative Instruments" below.


     GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Funds have each filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for each Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Fund's net assets. Adoption of these guidelines does not limit the percentage of the Fund's assets at risk to 5%.

     In addition, (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date the options are written will not exceed 50% of the

Fund's net assets; (ii) the aggregate premiums paid on all options purchased by a Fund and which are being held will not exceed 20% of the Fund's net assets;
(iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Fund's total assets.

     The foregoing limitations are not fundamental policies of the Funds and may be changed by each Fund's Board of Directors without shareholder approval as regulatory agencies permit.

     Transactions using options (other than purchased options) expose the Funds to counter-party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


     In some cases, a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class or foreign country. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class or foreign country and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor will measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements.)


     OPTIONS. Each Fund may purchase or write put and call options on securities, on indices, and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract the effectiveness of attempted hedging.

     SPREAD TRANSACTIONS. Each Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


     FUTURES CONTRACTS. Each Fund may enter into futures contracts, including interest rate, index, and currency futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Funds' futures transactions may be entered into for any lawful purpose consistent with the Funds' investment objectives, such as hedging purposes or risk management, but not for speculation. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than is purchasing the futures contract.

     To the extent required by regulatory authorities, the Funds will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract.
Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. High grade securities include securities rated "A" or better by an NRSRO. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY - RELATED DERIVATIVE STRATEGIES -- SPECIAL CONSIDERATIONS

     The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to the Funds' current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

     For example, the Funds might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Funds to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Funds also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Funds may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Funds. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     In addition, the Funds may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Funds against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect a Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Funds in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     The Funds also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments by the Funds involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

     Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     When the Funds engage in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Funds will be subject to the risk that a loss may be sustained by the Funds as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Funds. The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Funds will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Funds. In addition, in the event of insolvency of the counterparty, the Funds might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Funds will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, the Funds will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Funds will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Funds will in fact be able to enter into such closing transactions.

     The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

     There will be a cost to the Funds of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Funds may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

     When required by the SEC guidelines, the Funds will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivatives instruments. To the extent the Funds' assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Funds' assets are so set aside, this could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.

     The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Funds and its shareholders and is consistent with the Funds' objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Funds' entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Funds' use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.

     The Funds' dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Funds are not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Funds' securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

FOREIGN INVESTMENT COMPANIES

     Some of the countries in which each Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

HIGH-YIELD (HIGH-RISK) SECURITIES

     IN GENERAL. Each Fund has the authority to invest up to 5% of its net assets in non-investment grade debt securities. Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated securities market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Funds.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     RECENT AND PROPOSED LEGISLATION. Recent legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

     The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Board of Directors of each Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Board of Directors of each Fund has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of each Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

     Each Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Notwithstanding the above, the Advisor intends, as a matter of internal policy, to limit each Fund's investments in illiquid securities to 10% of its net assets.

LENDING OF PORTFOLIO SECURITIES

     Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Funds do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

MORTGAGE- AND ASSET-BACKED SECURITIES

     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

     The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government- sponsored mortgage-backed securities.

     The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing" above.)

     The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

SHORT SALES AGAINST THE BOX

     Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

WARRANTS

     Each Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. A Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange.
Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED SECURITIES

     Each Fund may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their respective net asset values will be adversely affected by purchases of securities on a when-issued basis.

     The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

     The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                     DIRECTORS AND OFFICERS OF THE FUNDS

         Directors and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Each officer and director holds the same position with the following registered investment companies, and any series thereof: Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Total Return Fund, Inc.; (collectively, the "Strong Funds"); and Strong Institutional Funds, Inc.; Strong Special Fund II, Inc.; and Strong Variable Insurance Funds, Inc.

         *Richard S. Strong (DOB 5/12/42), Chairman of the Board and Director of the Funds.


         Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Since October 1993, Mr. Strong has been Chairman and a director of Strong Holdings, Inc., a Wisconsin corporation and subsidiary of the Advisor ("Holdings"), and the Fund's underwriter, Strong Funds Distributors, Inc., a Wisconsin corporation and subsidiary of Holdings ("Distributor"). Since January 1994, Mr. Strong has been Chairman and a director of Heritage Reserve Development Corporation, a Wisconsin corporation and subsidiary of Holdings; and since February 1994, Mr. Strong has been a member of the Managing Boards of Fussville Real Estate Holdings L.L.C.), a Wisconsin Limited Liability Company and subsidiary of the Advisor, and Fussville Development L.L.C. a Wisconsin Limited Liability Company and subsidiary of the Advisor, and certain of its subsidiaries. Mr. Strong has served as a director and Chairman of the Board of the (i) Opportunity Fund since December 1985; (ii) Growth Fund since October 1993; (iii) Common Stock Fund since 1989; (iv) Discovery Fund since 1987; and
(v) Value Fund since November 1995.


         Marvin E. Nevins (DOB 7/9/18), Director of the Funds.


         Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served as a director of the (i) Opportunity Fund since December 1985; (ii) Growth Fund since October 1993; (iii) Common Stock Fund since 1989; (iv) Discovery Fund since 1987; and (v) Value Fund since November 1995.


         Willie D. Davis (DOB 7/24/34), Director of the Funds.


         Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served as a director of the (i) Opportunity, Growth, Common Stock, and Discovery Funds since July 1994; and (ii) Value Fund since November 1995.

         *John Dragisic (DOB 11/26/40), President and Director of the Funds.



         Mr. Dragisic has been President of the Advisor since October 1995 and a director of the Advisor, Holdings, and Distributor since July 1994. Mr. Dragisic previously served as a director of Opportunity, Growth, Common Stock, and Discovery Funds between 1991 and 1994, and as Vice Chairman of the Funds from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served as (i) President of the Funds since November 1995; (ii) director of the Opportunity, Growth, Common Stock, and Discovery Funds since April 1995; and as (iii) director of the Value Fund since November 1995.


         Stanley Kritzik (DOB 1/9/30), Director of the Funds.


         Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. He has served as a director of the (i) Opportunity, Growth, Common Stock, and Discovery Funds since April 1995; and (ii) Value Fund since November 1995.


         William F. Vogt (DOB 7/19/47), Director of the Funds.


         Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. He has served as a director of the (i) Opportunity, Growth, Common Stock, and Discovery Funds since April 1995; and (ii) Value Fund since November 1995.


         Lawrence A. Totsky (DOB 5/6/59), C.P.A., Vice President of the Funds.


         Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has been a Vice President of the (i) Opportunity and Common Stock Funds since May 1993; (ii) Growth Fund since October 1993; (iii) Discovery Fund since April 1993; and (iv) Value Fund since November 1995.


         Thomas P. Lemke (DOB 7/30/54), Vice President of the Funds.


         Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has been a Vice President of the (i) Opportunity, Growth, Common Stock, and Discovery Funds since October 1994; and (ii) Value Fund since November 1995.


         Ann E. Oglanian (DOB 12/7/61), Secretary of the Funds.


         Ms. Oglanian has been an Associate Counsel to the Advisor since January 1992. Ms. Oglanian acted as Associate Counsel for the Chicago- based investment management firm, Kemper Financial Services, Inc., from June 1988 until December 1991. Ms. Oglanian has been the Secretary of the (i) Opportunity, Growth, Common Stock, and Discovery Funds since May 1994; and (ii) Value Fund since November 1995.

         Ronald A. Neville (DOB 5/21/47), C.P.A., Treasurer of the Funds.


         Mr. Neville has been the Senior Vice President and Chief Financial Officer of the Advisor since January 1995. For fourteen years prior to that, Mr. Neville worked at Twentieth Century Companies, Inc., most notably as Senior Vice President and Chief Financial Officer (1988 until December 1994). Mr. Neville received his M.B.A. in 1972 from the University of Missouri - Kansas City and his B.A. degree in Business Administration and Economics in 1969 from Drury College. Mr. Neville has been the Treasurer of the (i) Opportunity, Growth, Common Stock, and Discovery Funds since April 1995; and (ii) Value Fund since November 1995.


         Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 33963. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.

         The mutual fund complex that is managed by the Advisor, which is composed of 26 open-end management investment companies consisting of 37 mutual funds, of which the Funds are a part, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each mutual fund. In addition, each disinterested director is reimbursed by the mutual funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the mutual funds receive no compensation or expense reimbursement from the mutual funds.


         As of March 31, 1995, the officers and directors of the Opportunity, Growth, and Common Stock Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares. As of March 31, 1995, the officers and directors of the Discovery Fund in the aggregate beneficially owned 432,067 shares of the Fund's common stock, which was approximately 1.69% of the Fund's then outstanding shares. As of December 28, 1995 the officers and directors of the Value Fund beneficially owned _____ shares of common stock of the Fund, which was 100% of the Fund's outstanding shares.


                             PRINCIPAL SHAREHOLDERS


         As of March 31, 1995, the following persons owned of record or are known by the Funds to own of record or beneficially, more than 5% of the listed Fund's outstanding shares:




                                  NAME AND ADDRESS                              FUND/SHARES               PERCENT OF CLASS
                                  ----------------                              -----------               ----------------
                 Charles Schwab & Co., Inc.                                Opportunity/7,186,979               22.03%
                 101 Montgomery Street                                       Growth/4,310,613                  21.06
                 San Francisco, California 94104                          Common Stock/5,091,258               10.85
                                                                            Discovery/4,521,473                17.70




      As of December 28, 1995, the Advisor owned both of record and beneficially, and Mr. Strong, who controls the Advisor, owned beneficially, _____ shares (___%) of the Value Fund's outstanding shares.



      As of December 28, 1995, the Subadvisor owned both of record and beneficially _____ shares (____%) of the Value Fund's outstanding shares.


               INVESTMENT ADVISOR, SUBADVISOR, AND DISTRIBUTOR


      The Advisor to the Funds is Strong Capital Management, Inc.  Mr. Richard
S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary and General Counsel of the Advisor, Mr. Neville is a Senior Vice President and Chief Financial Officer of the Advisor, and Ms. Oglanian is an Associate Counsel of the Advisor.

A brief description of each Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Funds - Management."


      The Advisory Agreements for the Opportunity, Growth, Common Stock, and Discovery Funds, dated May 1, 1995, were last approved by shareholders at the annual meeting of shareholders held on April 13, 1995. The Value Fund's Advisory Agreement dated December 28, 1995 was last approved by its sole shareholder on December 28, 1995, and will remain in effect as to the Fund for a period of two years. The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.



      Under the terms of each Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. In addition, the Advisory Agreement between the Advisor and the Value Fund authorizes the Advisor to delegate its duties under that agreement to another Advisor. As discussed below, the Advisor has retained Sloate, Weisman, Murray & Company, Inc. as Subadvisor with respect to the Value Fund's investments. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.


      As compensation for its services, each Fund pays to the Advisor a monthly management fee at the annual rate of 1.00% of the average daily net asset value of the Fund. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the Growth Fund was approximately $31,417, was advanced by the Advisor, and will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception.

      The following table sets forth certain information concerning management fees for each Fund that has completed a fiscal year:

                        Management Fee
                          Incurred               Management Fee     Management Fee
                          by Fund                    Waiver          Paid by Fund
                          -------                    ------          ------------
Opportunity Fund
             1992         $1,649,218                $     0            $1,649,218
             1993         $3,265,375                $     0            $3,265,375
             1994         $6,335,605                $     0            $6,335,605

Growth Fund(1)
             1994          $ 484,396                $     0            $  484,396

Common Stock Fund
             1992          $ 954,784                $     0            $  954,784
             1993         $5,801,331                $     0            $5,801,331
             1994         $7,989,263                $     0            $7,989,263

Discovery Fund
             1992         $1,673,425                $     0            $1,673,425
             1993         $2,236,540                $     0            $2,236,540
             1994         $3,647,967                $     0            $3,647,967

(1)  Commenced operations on December 31, 1993.

      Each Advisory Agreement requires the Advisor to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed the percentage of the average net asset value of the Fund for such year. Such excess is determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the laws of the various states in which the Fund's common stock is qualified for sale; or if the states in which the Fund's common stock is qualified for sale impose no restrictions, the Advisor shall reimburse the Fund in the event the expenses and charges payable by the Fund in any fiscal year (as described above) exceed 2%. The most restrictive percentage limitation currently applicable to a Fund is 2.5% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets and 1.5% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of application limitations.


      On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (Order) against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order alleged that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further alleged that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


      The staff of the U.S. Department of Labor (the "Staff") has contacted the Advisor regarding alleged cross-trading of securities between 1987 and early 1990 involving various customer accounts subject to the Employee Retirement Security Act of 1974 ("ERISA") and managed by the Advisor. The Advisor has informed the Staff of the basis for its position that the trades complied with ERISA and that, in any event, any alleged noncompliance was not the cause of any losses to the accounts. The Staff has stated that it disagrees with the Advisor's positions, although to date it has not filed any action against the Advisor. At this time, the Advisor is negotiating with the Staff regarding a possible resolution of the matter, but it cannot presently determine whether the matter will be settled or litigated or, if it is settled or litigated, how it ultimately will be resolved. However, management presently believes, based on current knowledge and the Advisor's insurance coverage, that the ultimate resolution of this matter should not have a material adverse effect on the Advisor's financial position.


      As indicated above, the Subadvisor to the Value Fund is Sloate, Weisman, Murray & Company, Inc. (the "Subadvisor") The Value Fund's subadvisory agreement, dated December 28, 1995 (the "Subadvisory Agreement"), was last approved by the Fund's sole shareholder on December 28, 1995. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment therein and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under such agreement.



      The Subadvisory Agreement requires the Advisor, not the Value Fund, to pay the Subadvisor a monthly fee based on the following annual rates. For the first eighteen (18) months, the Advisor will pay the Subadvisor 60% of management fees collected by the Advisor from the Fund on the first $150 million of net assets in the Fund, 50% of management fees collected by the Advisor from the Fund on net assets from $150 to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund. After the first eighteen (18) months, the Advisor will pay the Subadvisor 60% of management fees collected by the Advisor from the Fund on the lower of $150 million or the level of net assets in the Fund at the end of eighteen months (this amount being "base" net assets), 50% of management fees collected by the

Advisor from the Fund on net assets from base net assets to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund.



      The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the Value Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Subadvisor. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days' notice, immediately in the event that the Subadvisor becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Subadvisory Agreement may be terminated by the Subadvisor upon 180 days' notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.



      The Advisor has two relationships with the Subadvisor that are not related to the subadvisory arrangement for the Fund. First, for more than 10 years, the Advisor has obtained third party investment research from the Subadvisor through soft dollar brokerage arrangements with various broker-dealers. The Advisor expects to continue this relationship in the future. Second, since early 1995, Matthew D. Strong, the son of Richard S. Strong, CEO and controlling shareholder of the Advisor, has been employed by the Subadvisor as a research analyst. Matthew D. Strong has a beneficial interest in certain trusts which hold shares of the Advisor.


      Except for expenses assumed by the Advisor, and the Subadvisor if applicable, as set forth above, or by the Distributor, as described below with respect to the distribution of a Fund's shares, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; organizational expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distributing Prospectuses and quarterly financial statements to existing shareholders; charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, and printing of stock certificates; and fees for directors who are not "interested persons" of the Advisor.

      The Advisor and Subadvisor have each adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor or Subadvisor and the investment companies managed by the Advisor or Subadvisor, including the Funds, as well as certain employees of the Advisor or Subadvisor who have access to information relating to the purchase or sale of securities by the Advisor or Subadvisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Advisor or Subadvisor's clients ahead of their own.

      The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor or Subadvisor, including the Funds) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor or Subadvisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor or Subadvisor, including the Funds), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which, at the time, is being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor or Subadvisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods which prohibit trading by Access Persons who are portfolio managers within seven calendar days of trading in the same securities by any mutual fund or other account managed by the portfolio manager.


      Under a Distribution Agreement dated December 1, 1993 with the Opportunity, Common Stock, and Discovery Funds, a Distribution Agreement dated December 20, 1993 with the Growth Fund, and a Distribution Agreement dated December 28, 1995 for the Value Fund (collectively, the "Distribution Agreements"), Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of each Fund's shares. Each Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of Fund shares. Each Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of a Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. Prior to December 1, 1993, the Advisor acted as underwriter for the Opportunity, Common Stock, and Discovery Funds. On December 1, 1993, the Distributor succeeded to the broker-dealer registration of the Advisor and, in connection therewith, Distribution Agreements for the Opportunity, Common Stock, and Discovery Funds were executed on substantially identical terms as the former distribution agreement with the Advisor as distributor. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.

      From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE


      The Advisor and the Subadvisor, with respect to the Value Fund only, are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, and the Subadvisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, and the Subadvisor, or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor, and the Subadvisor, consider a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.


      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

      In carrying out the provisions of the Advisory Agreements, and Subadvisory Agreement, if applicable, the Advisor, and the Subadvisor, may cause the Funds to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor, and the Subadvisor, believe it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by a Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fees paid by the Funds under the Advisory Agreements are not reduced as a result of the Advisor's receipt of research services.

      Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

      Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Funds and other advisory clients.

      From time to time, the Advisor may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

      Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

      During its last fiscal year, the Advisor had an arrangement with various brokers whereby, in consideration of the providing of research services, the Advisor allocated brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above.

      The Advisor may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

      The Advisor, and Subadvisor, place portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor, and Subadvisor, in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

      The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


      Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.



      The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.



      Where more than one of the Advisor portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected Advisor allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.



      When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.


      The Opportunity Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $721,000, $1,347,000, and $2,114,000, respectively. The
Growth Fund paid brokerage commissions during 1994 of approximately $549,000. The Common Stock Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $849,000, $2,120,000, and $2,905,000, respectively. The
Discovery Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $4,310,000, $3,901,000, and $5,548,000, respectively.

      For the 1993 and 1994 fiscal periods ended December 31, the Discovery Fund's portfolio turnover rates were 668.2% and 606.1%, respectively. These portfolio turnover rates for this Fund were higher than anticipated primarily because the Fund employed a trading strategy to preserve the favorable tax treatment available to it under the Internal Revenue Code of 1986 (the "Code"), as amended.

                                   CUSTODIAN

      Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as custodian of the assets of the Opportunity, Growth, Common Stock, and Discovery Funds. As a result, Firstar Trust Company has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Funds. The custodian is in no way responsible for any of the investment policies or decisions of the Funds.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

      The Advisor acts as transfer agent and dividend-disbursing agent for the Funds. The Advisor is compensated based on an annual fee per open account of $21.75 for the Funds, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from each Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements. In addition, the Advisor provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks, and tax forms.

      The following table sets forth certain information concerning amounts paid by each Fund that has completed a fiscal year for transfer agency and dividend disbursing and printing and mailing services:


            Transfer Agency and Dividend Disbursement
            Services Charges Incurred
            ------------------------------------------------------------------------------------------
                            Per                          Printing and        Amounts        Net Amount
                          Account        Out-of-Pocket     Mailing          Waived By        Paid By
    Fund                  Charges           Expenses       Services          Advisor           Fund
  --------                -------           --------       --------          -------          -----
Opportunity Fund
         1992           $  518,524         $108,267         $ 11,832      $       0        $   638,623
         1993              818,157          177,231           20,947              0          1,016,335
         1994            1,512,509          305,446           34,044              0          1,851,999
Growth Fund
         1994              142,921           34,501            3,818              0        $   181,240
Common Stock Fund
         1992            $ 177,467         $ 45,831         $  5,507      $       0        $   228,805
         1993            1,304,233          392,470           43,107              0          1,739,810
         1994            1,449,445          398,828           41,781              0          1,890,054
Discovery Fund
         1992             $429,833         $101,455         $ 12,625      $       0        $   543,913
         1993              591,796          139,185           16,937              0            747,918
         1994            1,021,993          215,173           24,127              0          1,261,293
----------------------------------------------------------------------



      From time to time, the Funds, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent and other administrative services relating to the Funds to persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses, other communications regarding the Funds, and related services as the Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees at a rate that is greater than the rate the Funds are currently paying the Advisor for providing these services to Fund shareholders.


                                     TAXES

GENERAL

      As indicated under "About the Funds - Distributions and Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Code. This qualification does not involve government supervision of the Funds' management practices or policies.

      In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities of those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.
From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.


      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

      Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

      The Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The "Tax Simplification and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives, would substantially modify the taxation of U.S. shareholders of foreign corporations, including eliminating the provisions described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities called "passive foreign corporations." Three similar bills were passed by Congress in 1991 and 1992 and were vetoed. It is unclear at this time whether, and in what form, the proposed modifications may be enacted into law.

      Pursuant to proposed regulations, open-end RICs such as the Funds would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

DERIVATIVE INSTRUMENTS

      The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

      If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Funds intend that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available or is not elected by a Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

      For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

      Certain Funds may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because a Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

      The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on each Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts each Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes a Fund's tax treatment, could adversely affect the value of a shareholder's investment in a Fund. Because each Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of a Fund and the federal, state, and local tax consequences to shareholders of an investment in a Fund.

                       DETERMINATION OF NET ASSET VALUE

      As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

      Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of each Fund. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the respective Fund's Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE PLAN

      Shares of the Fund and any other funds sponsored by the Advisor may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other funds sponsored by the Advisor from the Advisor. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

      The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

      The Telephone Exchange and Redemption Privileges and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges and Automatic Exchange Plan is contained in the Funds' Prospectus.

RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA. Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. This tax cannot be avoided if you receive a distribution and then roll it over into an IRA. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA is a type of SEP-IRA in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. There are three plan types: a profit-sharing plan, a money purchase pension plan, and a paired plan (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                              FUND ORGANIZATION


      The Opportunity, Common Stock, and Discovery Funds are Wisconsin corporations (each a "Corporation") that are authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The Growth and Value Funds are series of common stock of Strong Equity Funds, Inc., a Wisconsin corporation (a "Corporation") that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for each of the Corporations provides that if additional classes of shares are issued by a Corporation, such new classes of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of each Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ.
Finally, all holders of shares of a Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If a Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

      Each Corporation was organized on the following dates and currently has the following authorized shares of capital stock:


                                                            Incorporation   Date Series        Authorized           Par
                                Corporation                     Date          Created            Shares          Value ($)
                --------------------------------------------------------------------------------------------------------------
                 Strong Opportunity Fund, Inc.                07/05/83                             100,000,000          .01
                 Strong Equity Funds, Inc.                    12/28/90                          10,000,000,000       .00001
                   - Strong Growth Fund                                       12/28/90             300,000,000       .00001
                   - Strong Value Fund                                        11/1/95              300,000,000       .00001
                   - Strong Small Cap Fund*                                   11/1/95              300,000,000       .00001
                 Strong Common Stock Fund, Inc.               11/11/88                             300,000,000         .001
                 Strong Discovery Fund, Inc.                  09/24/87                           1,000,000,000         .001



* This Fund is described in a different prospectus and statement of additional information.


                              SHAREHOLDER MEETINGS

      The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporations, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in their Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

      Each Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

      As described under "About the Funds - Performance Information" in the Prospectus, each Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Advisor may voluntarily waive all or a portion
of its management fee and/or absorb certain expenses for a Fund.   Without
these waivers and absorption of expenses, the performance results for the Funds noted herein would have been lower. All performance and returns noted herein are historical and do not represent the future performance of a Fund.

AVERAGE ANNUAL TOTAL RETURN

      The average annual total return of a Fund is computed by finding the average annual compounded rates of return over these periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                 n
                        P (1 + T)  = ERV

              P = a hypothetical initial payment of $10,000.
              T = average annual total return.
              n = number of years.
            ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

TOTAL RETURN

      Calculation of a Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

      Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns my be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

      Each of the Fund's performance figures are based upon historical results and do not represent future performance. Each Fund's shares are sold at net asset value per share. Each Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

      The figures below show performance information for various periods ended December 31, 1994. No adjustment has been made for taxes, if any, payable on dividends. Securities prices fluctuated during these periods.

OPPORTUNITY FUND

                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31      Percentage        Percentage
                          Investment           1994          Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)        $10,000           $42,325          323.25%          17.39%
    Five Years              10,000            17,140           71.40           11.38
    One Year                10,000            10,318            3.18            3.18
    -----------------------

    (1) December 31, 1985


GROWTH FUND

                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31,     Percentage        Percentage
                          Investment           1994          Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)        $10,000          $11,727            17.27%            17.27%
    --------------------

    (1) December 31, 1993

COMMON STOCK FUND

                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31,     Percentage        Percentage
                          Investment           1994          Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)         $10,000        $23,872             138.72%           19.01%
    One Year                 10,000          9,952              -0.49            -0.49
    ------------------------

    (1) December 29, 1989


DISCOVERY FUND

                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31,     Percentage        Percentage
                          Investment           1994          Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)        $10,000           $29,557           195.57%           16.74%
    Five Years              10,000            19,155            91.55            13.88
    One Year                10,000             9,432            -5.68            -5.68
    ------------------------

    (1) December 31, 1987



      The Opportunity, Growth, Common Stock, and Discovery Funds' total returns for the three months ending March 31, 1995, were 5.69%, 7.06%, 7.10%, and 4.53%, respectively.


COMPARISONS

(1)   U.S. TREASURY BILLS, NOTES, OR BONDS
      Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)   CERTIFICATES OF DEPOSIT
      Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)   MONEY MARKET FUNDS
      Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
      From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.

(5)   MORNINGSTAR, INC.
      A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6)   INDEPENDENT SOURCES
      Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for Fund performance information and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7)   INDICES
      A Fund may compare its performance to a wide variety of indices including the following:



      (a)   Consumer Price Index
      (b)   Dow Jones Average of 30 Industrials
      (c)   NASDAQ Over-the-Counter Composite Index
      (d)   Standard & Poor's 500 Stock Index
      (e)   Standard & Poor's 400 Mid-Cap Stock Index
      (f)   Standard & Poor's 600 Small-Cap Index
      (g)   Standard & Poor's Barra Value Index
      (h)   Wilshire 4500 Index
      (i)   Wilshire 5000 Index
      (j)   Wilshire Small Cap Index
      (k)   Wilshire Small Cap Growth Index
      (l)   Wilshire Small Cap Value Index
      (m)   Wilshire Midcap 750 Index
      (n)   Wilshire Midcap Growth Index
      (o)   Wilshire Midcap Value Index
      (p)   Wilshire Large Cap Growth Index
      (q)   Russell 1000 Index
      (r)   Russell 1000 Growth Index
      (s)   Russell 1000 Value Index
      (t)   Russell 2000 Index
      (u)   Russell 2000 Small Stock Index
      (v)   Russell 2000 Growth Index
      (w)   Russell 2000 Value Index
      (x)   Russell 2500 Index
      (y)   Russell 3000 Stock Index
      (z)   Russell MidCap Index
      (aa)  Russell MidCap Growth Index
      (bb)  Russell MidCap Value Index
      (cc)  Value Line Index
      (dd)  Morgan Stanley Capital International EAFE(R) Index (Net Dividend,
            Gross Dividend, and Price-Only). In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indexes will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis

      (ee)  Morgan Stanley Capital International World Index


      There are differences and similarities between the investments that a Fund may purchase for its portfolio and the investments measured by these indices.

(8)    HISTORICAL ASSET CLASS RETURNS
      From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

 (9)  STRONG FAMILY OF FUNDS
      The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. All of the members of the Strong Family and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.



<Caption
 FUND NAME                           INVESTMENT OBJECTIVE
 Strong U.S. Treasury Money Fund     Current income, a stable share price, and daily liquidity.
 Strong Money Market Fund            Current income, a stable share price, and daily liquidity.
 Strong Heritage Money Fund          Current income, a stable share price, and daily liquidity.
 Strong Municipal Money Market       Federally tax-exempt  current income,  a stable  share-price, and  daily
 Fund                                liquidity.
 Strong Advantage Fund               Current income with a very low degree of share-price fluctuation.
 Strong Municipal Advantage Fund     Federally tax-exempt  current income  with a  very low degree  of share-
                                     price fluctuation.
 Strong Short-Term Bond Fund         Total  return by investing for a high level of current income with a low degree of share-price fluctuation.
 Strong Short-Term Municipal Bond    Total  return  by investing  for  a high  level of  federally tax-exempt
 Fund                                current income with a low degree of share-price fluctuation.
 Strong Short-Term Global Bond       Total return by investing  for a high level of income  with a low degree
 Fund                                of share-price fluctuation.
 Strong Government Securities Fund   Total return  by investing  for a high  level of  current income with  a moderate degree of share-price fluctuation.
 Strong Insured Municipal Bond       Total return  by  investing for  a high  level of  federally  tax-exempt
 Fund                                current income with a moderate degree of share-price fluctuation.
 Strong Municipal Bond Fund          Total  return by  investing for  a  high level  of  federally tax-exempt current income with a moderate degree of share-price fluctuation.
 Strong Corporate Bond Fund          Total return  by investing  for a high  level of  current income with  a moderate degree of share-price fluctuation.
 Strong International Bond Fund      High  total   return   by  investing   for  both   income  and   capital
                                     appreciation.
 Strong High-Yield Bond Fund         Total  return by  investing  for a  high  level  of current  income  and capital growth.
 Strong High-Yield Municipal Bond    Total return  by  investing for  a high  level of  federally  tax-exempt
 Fund                                current income.
 Strong Asset Allocation Fund        High total return consistent with reasonable risk over the long term.
 Strong Equity Income Fund*          Total return by investing for both income and capital growth.
 Strong American Utilities Fund      Total return by investing for both income and capital growth.
 Strong Total Return Fund            High total return by investing for capital growth and income.
 Strong Growth and Income Fund*      High total return by investing for capital growth and income.
 Strong Value Fund                   Capital growth.
 Strong Opportunity Fund             Capital growth.
 Strong Growth Fund                  Capital growth.
 Strong Common Stock Fund*           Capital growth.
 Strong Small Cap Fund*              Capital growth.
 Strong Discovery Fund               Capital growth.
 Strong International Stock Fund     Capital growth.
 Strong Asia Pacific Fund            Capital growth.



* The Fund is currently closed to new investors.


      The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

      Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

      Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Growth Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus. Though they appear in the same Prospectus, each of the Growth Funds is a separately incorporated investment company. Because the Funds share a Prospectus, there may be the possibility of cross liability between the Funds.


(10)  TYING TIME FRAMES TO YOUR GOALS



      There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.



                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS



        UNDER 1 YEAR                 1 TO 2 YEARS                 4 TO 7 YEARS             5 OR MORE YEARS
        ------------                 ------------                 ------------             ---------------
 U.S. Treasury Money Fund    Advantage Fund                Government Securities        Total Return Fund
 Money Market Fund           Municipal Advantage Fund      Fund                         Opportunity Fund
 Heritage Money Fund                                       Insured Municipal Bond       Growth Fund
 Municipal Money Market              2 TO 4 YEARS          Fund                         Common Stock Fund*
                                     ------------
 Fund                        Short-Term Bond Fund          Municipal Bond Fund          Discovery Fund
                             Short-Term Municipal Bond     Corporate Bond Fund          International Stock
                             Fund                          International Bond Fund      Fund
                             Short-Term Global Bond        High-Yield Municipal Bond    Asia Pacific Fund
                             Fund                          Fund                         Value Fund
                                                           Asset Allocation Fund        Small Cap Fund*
                                                           American Utilities Fund      Equity Income Fund*
                                                           High-Yield Bond Fund         Growth and Income
                                                                                        Fund*



*     This fund is currently closed to new investors.



ADDITIONAL FUND INFORMATION

(1)   PORTFOLIO CHARACTERISTICS

      In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(2)   MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

      Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                         2
      Standard deviation = the square root of  E(xi - xm)
                                                   i    m
                                               -----------
                                               n-1
where  E  = "the sum of",
       x  = each individual return during the time period,
        i
       x  = the average return over the time period, and
        m
       n  = the number of individual returns during the time period.

      Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

      Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

      The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery. Through its commitment to excellence, the Advisor intends to benefit investors and to encourage them to think of Strong Funds as their mutual fund family.

      The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

      Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

      These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

      Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

      The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3.    Women-owned businesses.

4.    Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

      The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

      The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

      Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

      The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.

      The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

      The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

                              PORTFOLIO MANAGEMENT

      Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

OPPORTUNITY AND COMMON STOCK FUNDS

      The Advisor uses a research-intensive, "bottom up" securities selection discipline to identify well-run, profitable companies whose prospects for growth and other financial characteristics, when compared to the price of their securities, indicate fundamental value and the potential for significant capital appreciation. The Advisor's goal is to find well-managed companies that have sustainable growth prospects but that are selling at prices below their private market values. While not limited to smaller-capitalization stocks, this investment approach often leads to smaller, newer companies that have not yet captured the attention of investment professionals.

      It should be noted, however, that investments in securities of under researched companies with smaller market capitalizations, while generally offering a greater opportunity for appreciation, also involve a greater risk of depreciation than securities of companies with larger market capitalization.
In addition, since companies with smaller market capitalizations are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

      The Advisor's investment philosophy is that (i) underfollowed stocks with low institutional ownership and low analyst coverage tend to be undervalued;
(ii) unpopular or "quiet" sectors of the market tend to be undervalued; (iii) stock prices are more volatile than underlying intrinsic business values; and
(iv) smaller capitalization stocks historically have had higher growth rates and have outperformed larger cap stocks, but may also entail significantly greater price variability than those of larger companies.

      The Advisor's investment process includes (i) independent, fundamental analysis; (ii) screening for stocks covered by fewer than 10 analysts; (iii) identifying unpopular or "quiet" sectors of the market; (iv) identifying companies with consistent earnings per share growth greater than 10% and price/earnings ratios below the S&P 500; (v) visiting companies and meeting management; (vi) establishing intrinsic business value and buy/sell targets, and (vii) diversifying the portfolio.

      The Advisor considers selling a stock when it reaches 80 to 100% of private market value, it becomes widely followed, or there is a change in company fundamentals.

GROWTH FUND

      Conventional wisdom often divides fund managers into two schools -- growth and value. Growth-style managers look for companies that exhibit faster-than-average gains in earnings and profits. Value-style managers generally concentrate more on the price side of the equation, looking for companies that are undervalued and selling at a discount to what they believe is their intrinsic value.

      The style of the portfolio manager for the Fund, Mr. Ronald C. Ognar, leans more toward growth, although he keeps an eye on valuations. The Fund's core investments tend to be growth stocks at reasonable prices. These core holdings are supplemented by stocks that have strong growth prospects. The Advisor looks for growth of both sales and earnings. The Advisor believes that, in general, good growth companies exhibit accelerating sales and earnings, high return on equity, and, typically, low debt. They offer products or services that should show strong future growth, and their market share is expanding. Other characteristics that the Advisor looks for in companies include low cost production, innovative products, and strong fundamentals versus an index. In short, they offer some unique, sustainable competitive advantage. These advantages can be found in companies of all market capitalizations. However, the Advisor believes that the key is the management. Mr. Ognar meets face-to-face with the management of many companies, which helps him get to know and trust a company and the people in charge of it.

      Currently, the Advisor is focusing on some companies that are undergoing positive change. Oftentimes, a new product, a new technology, or a change in management can positively affect a company's earnings growth prospects. Themes also play a part in the investment strategy. Some examples would be the aging population, telecommunications, and the rapid development of foreign economies where U.S. companies have strong revenue growth.

      The Advisor believes that, in the '90s, growth investors need to have both large and small companies because core holdings with growing dividends are usually found in larger companies, but faster growth should continue in medium and small companies. Therefore, the Advisor utilizes a broad range of equity market capitalizations.

      The Advisor seeks to manage risk by adhering to price disciplines, diversifying holdings across sectors, and, when appropriate, building cash reserves.


VALUE FUND



      The Subadvisor uses a research intensive, "bottom up" securities selection discipline to identify companies whose share price does not fully reflect the value of the company's assets, earnings power, or cash generating ability. While the approach focuses on medium-to-large capitalization companies, investments may be made in companies with small market capitalizations as well.



      The Subadivsor's investment approach is to search for a catalyst event - whether company specific or affecting an industry or sector - that will bring out the value in companies currently not recognized by the market. These events include:


      - corporate restructuring or reorganization - including acquisition or divestiture of assets
      -     significant management change
      -     cyclical turnaround of a depressed business or industry
      - secular trend (e.g. demographic, regulatory, environmental change, etc.)

      The Subadvisor's fundamental research process focuses on identifying value, as measured by qualitative factors, such as management and business position, and quantitative valuation measures. Key quantitative indicators include cash flow and earnings multiples at the low end of historical levels or a discount to asset value, growth rate or industry peer group levels.

      The Subadvisor considers selling a stock when it reaches price objectives or if there is a change in fundamentals or management that will negatively affect the company. A drop of 15% in price from cost under normal market conditions will prompt an immediate sale review, resulting in the sale of the security or purchase of additional shares.

DISCOVERY FUND

      While the Fund has the ability to take advantage of favorable trends in stock prices, it also retains the flexibility to invest up to 100% of its assets in conservative, short-term, money market securities. The need for this flexibility is based on a fundamental belief by the Advisor that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. Through its understanding and willingness to change with these investment cycles, the Advisor seeks to achieve the Fund's objectives throughout the seasons of investment. The Fund is managed to capitalize on change, which can include technological, regulatory, political, social, economic, market, management and demographic change.

      The Advisor's investment philosophy is that (i) maximum capital growth should be aggressively pursued in a favorable market environment; (ii) capital preservation is critical under unfavorable market conditions; and (iii) broad use of asset classes and investment vehicles provides flexibility in achieving capital growth and risk control. The Advisor also believes that (i) the purpose of investment capital is to finance corporate growth, (ii) companies that are growing rapidly often provide excellent opportunities for capital appreciation, (iii) assessing the management behind a company is as important as "crunching the numbers", and (iv) American and foreign economies are increasingly intertwined, creating growth opportunities for both American and foreign companies.

      The Advisor's investment process includes (i) independent, fundamental analysis; (ii) top-down economic and secular research to determine the current position of the economic cycle, identify unique secular trends and themes, and allocate asset classes; (iii) bottom-up security analysis and selection process with particular emphasis on the following: free cash flow, revenue and earnings growth, balance sheet strength, share repurchase programs, competitive position, discounted cash flow value, private market value, relative price earnings ratio, and assessment of management, including on-site visits; (iv) reducing equity exposure in bear markets; and
(v) aggressively pursuing unique investment opportunities.

      The Advisor considers selling a stock when there is a change in market conditions, a change in company fundamentals, or when the stock is excessively overvalued. The Advisor attempts to reduce risk by diversifying broadly across industries and by generally limiting position sizes to 5% or less.



                            INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

      Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Funds.

                              FINANCIAL STATEMENTS

      The Annual Report for the Opportunity, Growth, Common Stock, and Discovery Funds that is attached hereto contains the following audited financial information for the Funds:

            (a)   Schedules of Investments in Securities.
            (b)   Statements of Operations.
            (c)   Statements of Assets and Liabilities.
            (d)   Statements of Changes in Net Assets.
            (e)   Notes to Financial Statements.
            (f)   Financial Highlights.
            (g)   Report of Independent Accountants.


      The Semiannual Report for the Opportunity, Growth, Common Stock, and Discovery Funds that is attached hereto contains the following unaudited financial information for the six months ended June 30, 1995 for the Funds:


            (a)   Schedules of Investments in Securities.
            (b)   Statements of Operations.
            (c)   Statements of Assets and Liabilities.
            (d)   Statements of Changes in Net Assets.
            (e)   Notes to Financial Statements.
            (f)   Financial Highlights.

      In the opinion of management of the Funds, the unaudited financial statements reflect all adjustments which are necessary to a fair statement of the results for the six months ended June 30, 1995. All such adjustments are of a normal recurring nature.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                2.  Nature of and provisions of the obligation.

                3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
         AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

         B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

         CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

         CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

 AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

 BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.


  BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

 CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C     Bonds are in imminent default in payment of interest or principal.

DDD, DD
and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

         These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

         Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

         The Credit Rating Committee formally reviews all ratings once per
quarter (more frequently, if necessary).   Ratings of 'BBB-' and higher fall
within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE              DEFINITION
---------------------------------------------------------------------------------------------------------------
AAA                       Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
---------------------------------------------------------------------------------------------------------------
AA+                       High credit quality.  Protection factors are strong.  Risk is modest, but may
AA                        vary slightly from time to time because of economic conditions.
AA-
---------------------------------------------------------------------------------------------------------------
A+                        Protection factors are average but adequate.  However, risk factors are more
A                         variable and greater in periods of economic stress.
A-
---------------------------------------------------------------------------------------------------------------
BBB+                      Below average protection factors but still considered sufficient for prudent
BBB                       investment.  Considerable variability in risk during economic cycles.
BBB-
---------------------------------------------------------------------------------------------------------------
BB+                       Below investment grade but deemed likely to meet obligations when due.
BB                        Present or prospective financial protection factors fluctuate according to
BB-                       industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.
---------------------------------------------------------------------------------------------------------------
B+                        Below investment grade and possessing risk that obligations will not be met
B                         when due.  Financial protection factors will fluctuate widely according to
B-                        economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
---------------------------------------------------------------------------------------------------------------
CCC                       Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
                          Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
---------------------------------------------------------------------------------------------------------------
DD                        Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP                        Preferred stock with dividend arrearages.
---------------------------------------------------------------------------------------------------------------

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                         STANDARD & POOR'S NOTE RATINGS

         A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

         The note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay interest and principal, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.

                        MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                              MOODY'S NOTE RATINGS

         MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

    F-2 (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

    F-3 (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

    F-S (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

    D (Default) Issues assigned this rating are in actual or imminent payment default.

    LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which as defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     Rating Scale:     Definition
     ------------      ----------
     Duff 1+          Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1           Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-          High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

                      Good Grade
                      ----------
     Duff 2           Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

                      Satisfactory Grade
                      ------------------

     Duff 3           Satisfactory liquidity and other protection factors qualify issue as to investment grade.  Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                      Non-investment Grade
                      --------------------
     Duff 4           Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service.  Operating factors and market access may be subject to a high degree of variation.

                      Default
                      -------
     Duff 5           Issuer failed to meet scheduled principal and/or interest payments.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

         The TBW Short-Term Ratings apply, unless otherwise noted, to unsubordinated instruments of the rated entities with a maturity of one year or less, including deposits, bank notes, bankers' acceptances, federal funds, letters of credit, commercial paper and other obligations comparable in priority and security to those specifically listed herein. These ratings do not consider any collateral or security as the basis for the rating, although some of the securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

         IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

     A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.

     A1 Obligations supported by the highest capacity for timely repayment.

     A2       Obligations supported by a good capacity for timely repayment.

     A3 Obligations supported by a satisfactory capacity for timely repayment.

     B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     C Obligations for which there is a high risk of default or which are currently in default.

     D        Obligations which are currently in default.

                      STATEMENT OF ADDITIONAL INFORMATION





                             STRONG SMALL CAP FUND

                                 P.O. Box 2936

                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863




         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Small Cap Fund (the "Fund"), which is a series of Strong Equity Funds, Inc., dated December 29, 1995. Requests for copies of the Prospectus should be made by calling one of the numbers listed above.







      This Statement of Additional Information is dated December 29, 1995.

                             STRONG SMALL CAP FUND



TABLE OF CONTENTS                                                                                                             PAGE
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
  Borrowing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
  Debt Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
  Depositary Receipts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  Derivative Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  Foreign Currency - Related Derivative Strategies --Special Considerations   . . . . . . . . . . . . . . . . . . . . . . . .  11
  Foreign Investment Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  High-Yield (High-Risk) Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  Illiquid Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  Lending of Portfolio Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  Mortgage- and Asset-Backed Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  Mortgage Dollar Rolls and Reverse Repurchase Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  Repurchase Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  Short Sales Against the Box   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  When-Issued Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  Zero-Coupon, Step-Coupon and Pay-in-Kind Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
DIRECTORS AND OFFICERS OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
INVESTMENT ADVISOR AND DISTRIBUTOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
ADDITIONAL SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
FUND ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
PORTFOLIO MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
APPENDIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1


                     ______________________________________


         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 29, 1995 and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.


 This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS


         The investment objective of the Fund is to seek capital growth. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies." The following are the Fund's fundamental investment limitations which cannot be changed without shareholder approval.



The Fund :


 1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


 2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


 3.      May not issue senior securities, except as permitted under the 1940
         Act.

 4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

 5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

 6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

 7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

 8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

         The following are the Fund's non-fundamental operating policies which may be changed by the Board of Directors of the Fund without shareholder approval.


The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

         In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or
         (ii) engaging in repurchase agreements.


         Except for the fundamental investment limitations listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Fund's Board of Directors.


                       INVESTMENT POLICIES AND TECHNIQUES


         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objective and Policies" and "Implementation of Policies and Risks."


BORROWING


         The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33 1/3% of its total assets, and may engage in mortgage dollar roll transactions and reverse repurchase agreements which may be considered a form of borrowing. (See "Mortgage Dollar Rolls and Reverse Repurchase Agreements" below.) In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.


DEBT OBLIGATIONS


         The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates.


         PRICE VOLATILITY. The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

         MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

         CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

         In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations. See the Appendix for additional information.



         TEMPORARY DEFENSIVE POSITION. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.


DEPOSITARY RECEIPTS


         As indicated in the Prospectus, the Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.


         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRS issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS


         GENERAL DESCRIPTION. As discussed in the Prospectus, the Fund may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, and forward currency contracts for any lawful purpose consistent with the Fund's investment objective, such as hedging the Fund's portfolio or risk management, but not for speculation.



         The use of these instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use these instruments will be limited by tax considerations.


         In addition to the products, strategies and risks described below and in the Prospectus, the Advisor may discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Advisor develops new techniques or as regulatory authorities broaden the range of permitted transactions. The Advisor may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities.


         SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon the Advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.


         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.



         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.



        For a discussion of the federal income tax treatment of the Fund's derivative instruments, see "Taxes -- Derivative Instruments" below.



         GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Fund's net assets. Adoption of these guidelines does not limit the percentage of the Fund's assets at risk to 5%.



         In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.



         The foregoing limitations are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval as regulatory agencies permit.



         Transactions using options (other than purchased options) expose the Fund to counter-party risk. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



         In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class or foreign country. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class or foreign country and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor will measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements.)



        OPTIONS. The Fund may purchase or write put and call options on securities, on indices, and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.



         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.



         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.



         The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option.
Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.



         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.



         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.


         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract the effectiveness of attempted hedging.


         SPREAD TRANSACTIONS. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.



        FUTURES CONTRACTS. The Fund may enter into futures contracts, including interest rate, index, and currency futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund's futures transactions may be entered into for any lawful purpose consistent with the Fund's investment objective, such as hedging purposes or risk management, but not for speculation. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than is purchasing the futures contract.



         To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.



         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.



         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. High grade securities include securities rated "A" or better by an NRSRO. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.



         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.


         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


         If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY - RELATED DERIVATIVE STRATEGIES --SPECIAL CONSIDERATIONS


      The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.



      For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.



      In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.



      The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.



      The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).


      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.


      Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.



      When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.



      Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange- traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.



      The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.



      There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.



      When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



      The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objective. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.



      The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.


FOREIGN INVESTMENT COMPANIES


      Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

HIGH-YIELD (HIGH-RISK) SECURITIES


        IN GENERAL. The Fund has the authority to invest up to 5% of its net assets in non-investment grade debt securities. Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.


      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated securities market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

      All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.


      As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.



      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.


      CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



      LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.


      RECENT AND PROPOSED LEGISLATION. Recent legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES


      The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Board of Directors of the Fund has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.



      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.



      Notwithstanding the above, the Advisor intends, as a matter of internal policy, to limit the Fund's investments in illiquid securities to 10% of its net assets.


LENDING OF PORTFOLIO SECURITIES


      The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Fund does not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.


MORTGAGE- AND ASSET-BACKED SECURITIES

      Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.


      The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.



      The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.


MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS


      The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.



      The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. (See "Borrowing" above.)



      The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.


REPURCHASE AGREEMENTS


      The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

SHORT SALES AGAINST THE BOX


      The Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


WARRANTS


      The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


WHEN-ISSUED SECURITIES


      The Fund may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset values will be adversely affected by purchases of securities on a when-issued basis.



      The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).


ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES


      The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                       DIRECTORS AND OFFICERS OF THE FUND



         Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Each officer and director holds the same position with the following registered investment companies, and any series thereof: Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Total Return Fund, Inc.; (collectively, the "Strong Funds"); and Strong Institutional Funds, Inc.; Strong Special Fund II, Inc.; and Strong Variable Insurance Funds, Inc.



         *Richard S. Strong (DOB 5/12/42), Chairman of the Board and Director of the Fund.



         Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Since October 1993, Mr. Strong has been Chairman and a director of Strong Holdings, Inc., a Wisconsin corporation and subsidiary of the Advisor ("Holdings"), and the Fund's underwriter, Strong Funds Distributors, Inc., a Wisconsin corporation and subsidiary of Holdings ("Distributor"). Since January 1994, Mr. Strong has been Chairman and a director of Heritage Reserve Development Corporation, a Wisconsin corporation and subsidiary of Holdings; and since February 1994, Mr. Strong has been a member of the Managing Boards of Fussville Real Estate Holdings L.L.C.), a Wisconsin Limited Liability Company and subsidiary of the Advisor, and Fussville Development L.L.C. a Wisconsin Limited Liability Company and subsidiary of the Advisor, and certain of its subsidiaries. Mr. Strong has served as a director and Chairman of the Board of the Fund since November 1995.



         Marvin E. Nevins (DOB 7/9/18), Director of the Fund.



         Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served as a director of the Fund since November 1995.



         Willie D. Davis (DOB 7/24/34), Director of the Fund.



         Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served as a director of the Fund since November 1995.

         *John Dragisic (DOB 11/26/40), President and Director of the Fund.



         Mr. Dragisic has been President of the Advisor since October 1995 and a director of the Advisor, Holdings, and Distributor since July 1994. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served as President and director of the Fund since November 1995.



         Stanley Kritzik (DOB 1/9/30), Director of the Fund.



         Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. He has served as a director of the Fund since November 1995.



         William F. Vogt (DOB 7/19/47), Director of the Fund.



         Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. He has served as a director of Fund since November 1995.



         Lawrence A. Totsky (DOB 5/6/59), C.P.A., Vice President of the Fund.



         Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has been a Vice President of the Fund since November 1995.



        Thomas P. Lemke (DOB 7/30/54), Vice President of the Fund.



         Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has been a Vice President of the Fund since November 1995.



         Ann E. Oglanian (DOB 12/7/61), Secretary of the Fund.



         Ms. Oglanian has been an Associate Counsel to the Advisor since January 1992. Ms. Oglanian acted as Associate Counsel for the Chicago-based investment management firm, Kemper Financial Services, Inc., from June 1988 until December 1991. Ms. Oglanian has been the Secretary of the Fund since November 1995.

         Ronald A. Neville (DOB 5/21/47), C.P.A., Treasurer of the Fund.



         Mr. Neville has been the Senior Vice President and Chief Financial Officer of the Advisor since January 1995. For fourteen years prior to that, Mr. Neville worked at Twentieth Century Companies, Inc., most notably as Senior Vice President and Chief Financial Officer (1988 until December 1994). Mr. Neville received his M.B.A. in 1972 from the University of Missouri - Kansas City and his B.A. degree in Business Administration and Economics in 1969 from Drury College. Mr. Neville has been the Treasurer of the Fund since November 1995.


         Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 33963. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.

         The mutual fund complex that is managed by the Advisor, which is composed of 26 open-end management investment companies consisting of 37 mutual funds, of which the Funds are a part, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each mutual fund. In addition, each disinterested director is reimbursed by the mutual funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the mutual funds receive no compensation or expense reimbursement from the mutual funds.


         As of December 28, 1995, the officers and directors of the Fund in the aggregate beneficially owned _____ shares of common stock of the Fund, which was 100% of the Fund's then outstanding shares.


                             PRINCIPAL SHAREHOLDERS


         As of December 28, 1995, the Advisor owned both of record and beneficially, and Mr. Strong, who controls the Advisor, owned beneficially, _____ shares (100%) of the outstanding shares of the Fund.



                       INVESTMENT ADVISOR AND DISTRIBUTOR



         The Advisor to the Funds is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary and General Counsel of the Advisor, Mr. Neville is a Senior Vice President and Chief Financial Officer of the Advisor, and Ms. Oglanian is an Associate Counsel of the Advisor. A brief description of the Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Fund - Management."



         The Advisory Agreement for the Fund dated December 28, 1995 was last approved by its sole shareholder on December 28, 1995, and will remain in effect for a period of two years. The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.



         Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

         As compensation for its services, the Fund pays to the Advisor a monthly management fee at the annual rate of 1.00% of the average daily net asset value of the Fund. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.



         The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed the percentage of the average net asset value of the Fund for such year. Such excess is determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the laws of the various states in which the Fund's common stock is qualified for sale; or if the states in which the Fund's common stock is qualified for sale impose no restrictions, the Advisor shall reimburse the Fund in the event the expenses and charges payable by the Fund in any fiscal year (as described above) exceed 2%. The most restrictive percentage limitation currently applicable to the Fund is 2.5% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets and 1.5% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of application limitations.



         On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (Order) against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order alleged that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further alleged that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


         The staff of the U.S. Department of Labor (the "Staff") has contacted the Advisor regarding alleged cross-trading of securities between 1987 and early 1990 involving various customer accounts subject to the Employee Retirement Security Act of 1974 ("ERISA") and managed by the Advisor. The Advisor has informed the Staff of the basis for its position that the trades complied with ERISA and that, in any event, any alleged noncompliance was not the cause of any losses to the accounts. The Staff has stated that it disagrees with the Advisor's positions, although to date it has not filed any action against the Advisor. At this time, the Advisor is negotiating with the Staff regarding a possible resolution of the matter, but it cannot presently determine whether the matter will be settled or litigated or, if it is settled or litigated, how it ultimately will be resolved. However, management presently believes, based on current knowledge and the Advisor's insurance coverage, that the ultimate resolution of this matter should not have a material adverse effect on the Advisor's financial position.


         Except for expenses assumed by the Advisor, as set forth above, or by the Distributor, as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; organizational expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distributing Prospectuses and quarterly financial statements to existing shareholders; charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, and printing of stock certificates; and fees for directors who are not "interested persons" of the Advisor.



         The Advisor has adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Advisor 's clients ahead of their own.



         The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which, at the time, is being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods which prohibit trading by Access Persons who are portfolio managers within seven calendar days of trading in the same securities by any mutual fund or other account managed by the portfolio manager.



         Under a Distribution Agreement dated December 1, 1993 with the Fund dated December 28, 1995, Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.


         From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.


         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In carrying out the provisions of the Advisory Agreements, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.


         Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.


         Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.



         From time to time, the Advisor may purchase securities for the Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).



         Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.


         During its last fiscal year, the Advisor had an arrangement with various brokers whereby, in consideration of the providing of research services, the Advisor allocated brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above.


         The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

        The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.



   The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.



   Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.



     The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.



Where more than one of the Advisor portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected Advisor allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.




    When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

                                   CUSTODIAN


     Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as custodian of the assets of the Fund. As a result, Firstar Trust Company has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT


     The Advisor acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated based on an annual fee per open account of $21.75 for the Fund, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from the Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.



     From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.


                                     TAXES

GENERAL


     As indicated under "About the Fund - Distributions and Taxes" in the Prospectus, the Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Code. This qualification does not involve government supervision of the Fund's management practices or policies.



In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities of those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.


     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


FOREIGN TRANSACTIONS


     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.



     The Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).



The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


     The "Tax Simplification and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives, would substantially modify the taxation of U.S. shareholders of foreign corporations, including eliminating the provisions described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities called "passive foreign corporations." Three similar bills were passed by Congress in 1991 and 1992 and were vetoed. It is unclear at this time whether, and in what form, the proposed modifications may be enacted into law.

     Pursuant to proposed regulations, open-end RICs such as the Fund would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).


DERIVATIVE INSTRUMENTS


     The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.



     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected by the Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.



     For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by the Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.



ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

     The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.


                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.


     Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Fund's Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.



                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE PLAN


      Shares of the Fund and any other funds sponsored by the Advisor may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other funds sponsored by the Advisor from the Advisor. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.


      The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.


     The Telephone Exchange and Redemption Privileges and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges and Automatic Exchange Plan is contained in the Funds' Prospectus.

RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA. Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. This tax cannot be avoided if you receive a distribution and then roll it over into an IRA. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA is a type of SEP-IRA in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. There are three plan types: a profit-sharing plan, a money purchase pension plan, and a paired plan (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


                               FUND ORGANIZATION


     The Fund is a series of common stock of Strong Equity Funds, Inc., (formerly known as Strong Growth Funds, Inc.) a Wisconsin corporation (a "Corporation"). The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Corporation's Articles of Incorporation provides that if additional classes of shares are issued by the Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Corporation's Board is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive, conversion, or subscription rights. The Corporation currently has two series of common stock outstanding. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.



                              SHAREHOLDER MEETINGS



     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.


                            PERFORMANCE INFORMATION


     As described under "About the Fund - Performance Information" in the Prospectus, the Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for the Fund.


AVERAGE ANNUAL TOTAL RETURN


     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over these periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                              P (1 + T) = ERV

            P =     a hypothetical initial payment of $10,000.
            T =     average annual total return.
            n =     number of years.
          ERV =     ending redeemable value of a hypothetical $10,000 payment
          made at the beginning of the stated periods at the end of the stated periods.

TOTAL RETURN


     Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.



CUMULATIVE TOTAL RETURN

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns my be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


     The Fund's performance figures are based upon historical results and do not represent future performance. Each Fund's shares are sold at net asset value per share. The Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting the Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

COMPARISONS

(1)  U.S. TREASURY BILLS, NOTES, OR BONDS

     Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.


(2)  CERTIFICATES OF DEPOSIT

     Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.


(3)  MONEY MARKET FUNDS

     Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS

     From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.


(5)  MORNINGSTAR, INC.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.


(6)  INDEPENDENT SOURCES

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7)  INDICES

     The Fund may compare its performance to a wide variety of indices including the following:


     (a)  Consumer Price Index
     (b)  Dow Jones Average of 30 Industrials
     (c)  NASDAQ Over-the-Counter Composite Index
     (d)  Standard & Poor's 500 Stock Index
     (e)  Standard & Poor's 400 Mid-Cap Stock Index
     (f)  Standard & Poor's 600 Small-Cap Index
     (g)  Wilshire 4500 Index
     (h)  Wilshire 5000 Index
     (i)  Wilshire Small Cap Index
     (j)  Wilshire Small Cap Growth Index
     (k)  Wilshire Small Cap Value Index
     (l)  Wilshire Midcap 750 Index
     (m)  Wilshire Midcap Growth Index
     (n)  Wilshire Midcap Value Index
     (o)  Wilshire Large Cap Growth Index
     (p)  Russell 1000 Index
     (q)  Russell 1000 Growth Index
     (r)  Russell 2000 Index
     (s)  Russell 2000 Small Stock Index
     (t)  Russell 2000 Growth Index
     (u)  Russell 2000 Value Index
     (v)  Russell 2500 Index
     (w)  Russell 3000 Stock Index
     (x)  Russell MidCap Index
     (y)  Russell MidCap Growth Index
     (z)  Russell MidCap Value Index
     (aa) Value Line Index
     (bb) Morgan Stanley Capital International EAFE(R) Index (Net Dividend, Gross Dividend, and Price-Only). In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indexes will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis


     There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.


(8)   HISTORICAL ASSET CLASS RETURNS

      From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

 (9) STRONG FAMILY OF FUNDS
     The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. All of the members of the Strong Family and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.



FUND NAME            INVESTMENT OBJECTIVE
 Strong U.S.          Current income, a stable share  price, and
 Treasury Money Fund  daily liquidity.
 Strong Money Market  Current  income, a stable share price, and
 Fund                 daily liquidity.
 Strong Heritage      Current income, a  stable share price, and
 Money Fund           daily liquidity.
 Strong Municipal     Federally  tax-exempt  current  income,  a
 Money Market Fund    stable share-price, and daily liquidity.
 Strong Advantage     Current income with a very low degree of share-
 Fund                 price fluctuation.
 Strong Municipal     Federally tax exempt current income with a
 Advantage Fund       very low degree of share-price fluctuation.
 Strong Short-Term    Total return by investing for a high level
 Bond Fund            of current income with a low degree of share-
                      price fluctuation.
 Strong Short-Term    Total return by investing for a high level
 Municipal Bond Fund  of  federally  tax-exempt  current  income
                      with   a   low   degree   of   share-price
                      fluctuation.
 Strong Short-Term    Total return by investing for a high level
 Global Bond Fund     of income with a low degree of share-price
                      fluctuation.

 Strong Government    Total return by investing for a high level
 Securities Fund      of current income with  a moderate  degree
                      of share-price fluctuation.
 Strong Insured       Total return by investing for a high level
 Municipal Bond Fund  of  federally  tax-exempt  current  income with  a  moderate  degree  of  share-price
                      fluctuation.
 Strong Municipal     Total return by investing for a high level
 Bond Fund            of  federally  tax-exempt  current  income
                      with  a  moderate  degree  of  share-price
                      fluctuation.
 Strong Corporate     Total return by investing for a high level
 Bond Fund            of current  income with  a moderate degree
                      of share-price fluctuation.
 Strong               High  total return  by investing  for both
 International Bond   income and capital appreciation.
 Fund
 Strong High-Yield    Total return by investing for a high level
 Bond Fund            of current income and capital growth.
 Strong High-Yield    Total return by investing for a high level
 Municipal Bond Fund  of federally tax-exempt current income.
 Strong Asset         High   total    return   consistent   with
 Allocation Fund      reasonable risk over the long term.
 Strong Equity        Total  return by investing for both income
 Income Fund*         and capital growth.
 Strong American      Total return by  investing for both income
 Utilities Fund       and capital growth.
 Strong Total Return  High total return by investing for capital
 Fund                 growth and income.
 Strong Growth and    High total return by investing for capital
 Income Fund*         growth and income.
 Strong Value Fund    Capital growth.
 Strong Opportunity   Capital growth.
 Fund
 Strong Growth Fund   Capital growth.
 Strong Common Stock  Capital growth.
 Fund*
 Strong Small Cap     Capital growth.
 Fund*
 Strong Discovery     Capital growth.
 Fund
 Strong               Capital growth.
 International Stock
 Fund
 Strong Asia Pacific  Capital growth.
 Fund



* The Fund is currently closed to new investors.


     The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

     The Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.


     Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Growth Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus. Though they appear in the same Prospectus, each of the Growth Funds is a separately incorporated investment company.


(10) TYING TIME FRAMES TO YOUR GOALS



     There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


  UNDER 1 YEAR     1 TO 2 YEARS     4 TO 7 YEARS      5 OR MORE
  ------------     ------------     ------------      ---------
                                                        YEARS
                                                        -----
 U.S. Treasury   Advantage Fund    Government       Total Return
 Money Fund      Municipal         Securities Fund  Fund
 Money Market    Advantage Fund    Insured          Opportunity
 Fund                              Municipal Bond   Fund
 Heritage Money    2 TO 4 YEARS    Fund             Growth Fund
 Fund              ------------
 Municipal       Short-Term Bond   Municipal Bond   Common Stock
 Money Market    Fund              Fund             Fund*
 Fund            Short-Term        Corporate Bond   Discovery
                 Municipal Bond    Fund             Fund
                 Fund              International    International
                 Short-Term        Bond Fund        Stock Fund
                 Global Bond       High-Yield       Asia Pacific
                 Fund              Municipal Bond   Fund
                                   Fund             Value Fund
                                   Asset            Small Cap
                                   Allocation Fund  Fund*
                                   American         Equity Income
                                   Utilities Fund   Fund*
                                   High-Yield Bond  Growth and
                                   Fund             Income Fund*



*This fund is currently closed to new investors.


ADDITIONAL FUND INFORMATION

(1)  PORTFOLIO CHARACTERISTICS


     In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(2)  MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:
                                                         2
      Standard deviation = the square root of  E(x  - x )
                                                  i    m
                                               ------------
                                                    n-1
where E = "the sum of",
     x  = each individual return during the time period,
      i
     x  = the average return over the time period, and
      m
     n  = the number of individual returns during the time period.


     Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.


     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.
                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

     The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery. Through its commitment to excellence, the Advisor intends to benefit investors and to encourage them to think of Strong Funds as their mutual fund family.

     The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

     Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

     These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account-not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

     Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

     The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3.   Women-owned businesses.

4.   Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

     The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

     The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

     Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

     The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.

     The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.


STRONG FINANCIAL ADVISORS GROUP

     The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

                              PORTFOLIO MANAGEMENT

     Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

                            INDEPENDENT ACCOUNTANTS


     Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                 LEGAL COUNSEL


     Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Fund.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                2.  Nature of and provisions of the obligation.

                3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
         AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

         B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

         CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

         CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

 AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

 BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.


  BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

 CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C     Bonds are in imminent default in payment of interest or principal.

DDD, DD
and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

         These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

         Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

         The Credit Rating Committee formally reviews all ratings once per
quarter (more frequently, if necessary).   Ratings of 'BBB-' and higher fall
within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE              DEFINITION
---------------------------------------------------------------------------------------------------------------
AAA                       Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
---------------------------------------------------------------------------------------------------------------
AA+                       High credit quality.  Protection factors are strong.  Risk is modest, but may
AA                        vary slightly from time to time because of economic conditions.
AA-
---------------------------------------------------------------------------------------------------------------
A+                        Protection factors are average but adequate.  However, risk factors are more
A                         variable and greater in periods of economic stress.
A-
---------------------------------------------------------------------------------------------------------------
BBB+                      Below average protection factors but still considered sufficient for prudent
BBB                       investment.  Considerable variability in risk during economic cycles.
BBB-
---------------------------------------------------------------------------------------------------------------
BB+                       Below investment grade but deemed likely to meet obligations when due.
BB                        Present or prospective financial protection factors fluctuate according to
BB-                       industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.
---------------------------------------------------------------------------------------------------------------
B+                        Below investment grade and possessing risk that obligations will not be met
B                         when due.  Financial protection factors will fluctuate widely according to
B-                        economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
---------------------------------------------------------------------------------------------------------------
CCC                       Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
                          Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
---------------------------------------------------------------------------------------------------------------
DD                        Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP                        Preferred stock with dividend arrearages.
---------------------------------------------------------------------------------------------------------------

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                         STANDARD & POOR'S NOTE RATINGS

         A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

         The note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay interest and principal, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.

                        MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                              MOODY'S NOTE RATINGS

         MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

    F-2 (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

    F-3 (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

    F-S (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

    D (Default) Issues assigned this rating are in actual or imminent payment default.

    LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which as defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     Rating Scale:     Definition
     ------------      ----------
     Duff 1+          Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1           Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-          High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

                      Good Grade
                      ----------
     Duff 2           Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

                      Satisfactory Grade
                      ------------------

     Duff 3           Satisfactory liquidity and other protection factors qualify issue as to investment grade.  Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                      Non-investment Grade
                      --------------------
     Duff 4           Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service.  Operating factors and market access may be subject to a high degree of variation.

                      Default
                      -------
     Duff 5           Issuer failed to meet scheduled principal and/or interest payments.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

         The TBW Short-Term Ratings apply, unless otherwise noted, to unsubordinated instruments of the rated entities with a maturity of one year or less, including deposits, bank notes, bankers' acceptances, federal funds, letters of credit, commercial paper and other obligations comparable in priority and security to those specifically listed herein. These ratings do not consider any collateral or security as the basis for the rating, although some of the securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

         IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

     A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.

     A1 Obligations supported by the highest capacity for timely repayment.

     A2       Obligations supported by a good capacity for timely repayment.

     A3 Obligations supported by a satisfactory capacity for timely repayment.

     B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     C Obligations for which there is a high risk of default or which are currently in default.

     D        Obligations which are currently in default.

                          STRONG EQUITY FUNDS, INC.

                                    PART C
                              OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

        (a)     Financial Statements

                (1) Strong Growth Fund (all included or incorporated by reference in Parts A & B).

                        Schedules of Investments in Securities
                        Statements of Operations
                        Statements of Assets and Liabilities
                        Statements of Changes in Net Assets
                        Notes to Financial Statements
                        Financial Highlights
                        Report of Independent Accountants

                (2)     Strong Small Cap and Value Funds.

                        Inapplicable

        (b)     Exhibits
                (1)     Amended and Restated Articles of Incorporation
                (1.1)   Amendment to Articles of Incorporation
                (2)     Restated Bylaws
                (3)     Inapplicable
                (4)     Specimen Stock Certificate
                (5)     Investment Advisory Agreement
                (5.1)   Subadvisory Agreement (Value)
                (6)     Distribution Agreement
                (7)     Inapplicable
                (8.1)   Custody Agreement
                (8.2)   Global Custody Agreement
                (9)     Shareholder Servicing Agent Agreement
                (10)    Opinion of Counsel (Small Cap and Value)
                (11)    Consent of Auditor
                (12)    Inapplicable
                (13)    Subscription Agreement (Small Cap and Value)
                (14.1)  Amended Prototype Defined Contribution Retirement Plan
                        with Standardized Adoption Agreements
                (14.2)  Amended Individual Retirement Custodial Account
                (14.3)  Amended Section 403(b)(7) Retirement Plan
                (15)    Inapplicable
                (16)    Computation of Performance Figures
                (17)    Power of Attorney
                (18)    Letter of Representation
                (27)    Financial Data Schedule (Growth)

Item 25.  Persons Controlled by or under Common Control with Registrant

        Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities

                                                 Number of Record Holders
                   Title of Class                 as of November 30, 1995
                   --------------                ------------------------
           Common Stock, $.00001 par value
                Strong Growth Fund                         51,949
                Strong Small Cap Fund                      None
                Strong Value Fund                          None

Item 27.  Indemnification

        Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Surplus Lines Insurance Company and First State Insurance Company in the aggregate amount of $10,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law, Article VII of Registrant's Bylaws provides as follows:

        ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

                SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
        180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28. Business and Other Connections of Investment Advisor

        The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor, Subadvisor, and Distributor" with respect to the Strong Growth and Strong Value Funds and "Investment Advisor and Distributor" with respect to Strong Small Cap Fund in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

        (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

        (b) The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor, Subadvisor, and Distributor" with respect to the Strong Growth and Strong Value Funds and "Investment Advisor and Distributor" with respect to Strong Small Cap Fund in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

        (c)  Inapplicable

Item 30.  Location of Accounts and Records

        All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ronald A. Neville, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  Management Services

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings

        (a)  Inapplicable

        (b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement with respect to Strong Small Cap Fund.

        (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of Strong Growth Fund's latest annual report to shareholders.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Post-Effective Amendment No. 5 meets all the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended, and that it has duly caused this Post-Effective Amendment
No. 5 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 13th day of December, 1995.

                                        STRONG EQUITY FUNDS, INC.
                                        (Registrant)


                                        BY:  /s/ John Dragisic
                                           ----------------------------------
                                             John Dragisic, President


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.




               NAME                             TITLE                            DATE
               ----                             -----                            ----
                                President (Principal Executive Officer)
/s/ John Dragisic               and a Director                             December 13, 1995
-------------------------------
John Dragisic
                                Treasurer (Principal Financial and
/s/ Ronald A. Neville           Accounting Officer)                        December 13, 1995
-------------------------------
Ronald A. Neville

/s/ Richard S. Strong           Chairman of the Board and a Director       December 13, 1995
-------------------------------
Richard S. Strong

                                Director                                   December 13, 1995
-------------------------------
Marvin E. Nevins*

                                Director                                   December 13, 1995
-------------------------------
Willie D. Davis*

                                Director                                   December 13, 1995
-------------------------------
William F. Vogt*

                                Director                                   December 13, 1995
-------------------------------
Stanley Krinzik*


* Thomas P. Lemke signs this document pursuant to powers of attorney filed with the Post-Effective Amendment No. 3 to the Registration Statement of Registrant filed with the SEC on or about April 24, 1995.

                                        By:  /s/ Thomas P. Lemke
                                           ----------------------------------
                                             Thomas P. Lemke

                                EXHIBIT INDEX


                                                                                        EDGAR
EXHIBIT NO.                     EXHIBIT                                              EXHIBIT NO.
----------                      -------                                              ----------

(1)                     Amended and Restated Articles of Incorporation               EX-99.B1(2)

(1.1)                   Amendment to Articles of Incorporation                       EX-99.B1.1

(2)                     Restated Bylaws                                              EX-99.B2

(3)                     Inapplicable

(4)                     Specimen Stock Certificate                                   EX-99.B4

(5)                     Investment Advisory Agreement                                EX-99.B5

(5.1)                   Subadvisory Agreement (Value)                                EX-99.B5.1

(6)                     Distribution Agreement                                       EX-99.B6

(7)                     Inapplicable

(8.1)                   Custody Agreement                                            EX-99.B8.1

(8.2)                   Global Custody Agreement                                     EX-99.B8.2

(9)                     Shareholder Servicing Agreement                              EX-99.B9

(10)                    Opinion of Counsel (Small Cap and Value)                     EX-99.B10

(11)                    Consent of Auditor                                           EX-99.B11

(12)                    Inapplicable

(13)                    Subscription Agreement (Small Cap and Value)                 EX-99.B13

(14.1)                  Amended Prototype Defined Contribution Retirement
                        Plan with Standardized Adoption Agreements                   EX-99.B14.1

(14.2)                  Amended Individual Retirement Custodial Account              EX-99.B14.2

(14.3)                  Amended Section 403(b)(7) Retirement Plan                    EX-99.B14.3

(15)                    Inapplicable

(16)                    Computation of Performance Figures                           EX-99.B16(1)

(17)                    Power of Attorney(2)

(18)                    Letter of Representation                                     EX-99.B18

(27)                    Financial Data Schedule (Growth)                             EX-27.1
                                                                                     Growth

--------------------------------
(1)     Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration
        Statement on Form N-1A filed on or about February 24, 1995.

(2)     Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration
        Statement on Form N-1A filed on or about April 24, 1995.
